UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
30 June 2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R6	Class I
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	—	NQGIX
Nuveen NWQ International Value Fund	NAIGX	NCIGX	—	NGRRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQFX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCFX	NSCRX
Effective October 29, 2021, each Fund will remove "NWQ" from its name and Nuveen NWQ Small-Cap Value will be renamed Nuveen Small Cap Value Opportunities Fund. Please see the Portfolio Managers' Comments and Notes to Financial Statements sections of this Annual Report for more information.
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fundselectronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021, providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are rising again, as more virulent strains such as the delta variant have spread, both case counts and hospitalizations are rising, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
August 23, 2021

Portfolio Managers’
Comments
Nuveen NWQ Global Equity Income Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Large-Cap Value Fund
Nuveen NWQ Small/Mid-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Fund
Advisors, LLC, the Funds’ investment adviser. Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and along with Jujhar S. Sohi, CFA, manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Andy Hwang and Thomas Lavia, CFA, manage the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and Peter Boardman and James T. Stephenson, CFA, serve as portfolio managers of the Nuveen NWQ International Value Fund.
Upcoming Sub-Adviser and Fund Name Changes
During August 2021 (subsequent to the close of this reporting period), the Funds’ Board of Trustees approved sub-advisory agreements, effective on December 31, 2021, between Nuveen Fund Advisors, LLC (“NFAL”), the Funds’ investment adviser, and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will replace NWQ Investment Management Company, LLC (“NWQ”) as each Fund’s sub-adviser. NAM and NWQ are both affiliates of NFAL and are subsidiaries of Nuveen, LLC. In connection therewith, the Funds’ Board of Trustees also approved the following name change for each Fund, effective October 29, 2021:
•	Nuveen NWQ Global Equity Income Fund to Nuveen Global Equity Income Fund
•	Nuveen NWQ International Value Fund to Nuveen International Value Fund
•	Nuveen NWQ Multi-Cap Value Fund to Nuveen Multi Cap Value Fund
•	Nuveen NWQ Large-Cap Value Fund to Nuveen Large Cap Value Fund
•	Nuveen NWQ Small/Mid-Cap Value Fund to Nuveen Small/Mid Cap Value Fund
•	Nuveen NWQ Small-Cap Value Fund to Nuveen Small Cap Value Opportunities Fund
The Funds’ portfolio management teams and investment strategies will not be affected by these changes.
Here the portfolio management teams review economic and market conditions, key management strategies and the Funds' performance for the twelve-month reporting period ended June 30, 2021.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
What factors affected the U.S. economy and financial markets during the twelve-month annual reporting period ended June 30, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 compared to 2019’s annual level. U.S. GDP growth picked up pace in the first half of 2021, expanding at an annualized rate of 6.3% in the first quarter and 6.5% in the second quarter according to the Bureau of Economic Analysis’ “advance” estimate, up from 4.5% (annualized) in the fourth quarter of 2020.
Consumer spending, the largest driver of the economy, rebounded markedly from the steep declines early in the health crisis. Although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections, consumer demand resumed in 2021 as vaccination rates increased and lockdown restrictions eased, eligible Americans received another government stimulus check and the job market continued to improve. By June 2021, the U.S. unemployment rate had fallen to 5.9%, a significant improvement from the pandemic peak of 14.8% in April 2020, according to the Bureau of Labor Statistics. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. Notably, the higher annual inflation rate in June 2021 was also the result of the comparison to the year before, when retail prices fell sharply after the first lockdowns were imposed in March 2020.
With the onset of the COVID-19 crisis, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets. These included cutting its main interest rate to near zero, offering lending programs to aid small and large companies and engaging in expanded bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below target inflation, so that inflation averages a 2% target rate over time. In their meetings throughout the first half of 2021, Fed officials continued to signal that accommodative monetary policy measures would stay in place, although they moved their expectations for the first rate hike forward to 2023 at their June 2021 meeting. Nevertheless, the Fed maintained its view that recently higher inflation readings were transitory and the economic recovery remained far from its goals.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion in aid to provide support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs, but it was expected to face legislative hurdles. (In August 2021, after the close of this reporting period, the Senate approved a $1 trillion infrastructure and jobs plan, which will move to the House for consideration.)
During the first half of the reporting period, U.S. and global equity markets rose, adding to the substantial gains since the beginning of the COVID-19 crisis. The strong market rally in the fourth quarter of 2020 led to an impressive recovery in the cyclical segments of the market, particularly in energy and financials, which had been significant laggards earlier in 2020. During the fourth quarter of 2020, value stocks experienced one of their best quarters since 2009 with the MSCI World Value Index (Net) rising 15.7%, outperforming growth stocks as the MSCI World Growth Index (Net) rose 12.6% in comparison. At the same time, the Russell 1000® Value Index rose 16.3% and outperformed U.S. growth stocks as the Russell 1000® Growth Index rose 11.4%. Despite the near-term rally, growth still remained significantly ahead of value for 2020 by an historic margin of over 35%. During the second half of the reporting period, U.S. equities extended their rally backed by mostly good economic news and impressive first quarter of 2021 corporate earnings. Concerns about the economy overheating lingered in early May 2021, but soon thereafter, investors appeared less concerned that inflation risks would affect the Fed’s accommodative monetary policy stance.
Nuveen NWQ Global Equity Income Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2021?
The Fund maintains an opportunistic, income focused strategy that, through a bottom-up research process, seeks to provide growth and income by investing in undervalued U.S. and non-U.S. companies that produce income and have an identifiable catalyst for im-

proving financials. The Fund will have a minimum exposure to non-U.S. securities that floats based on the MSCI World Index that is composed of non-U.S. securities. Under normal market conditions, the Fund’s minimum exposure to non-U.S. securities will be 80% of the MSCI World Index’s non-U.S. exposure. The Fund will invest in securities of companies representing at least three different countries (one of which may be the United States).
How did the Fund perform during the twelve-month reporting period ended June 30, 2021?
The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV outperformed the MSCI World Value Index (Net) for the twelve-month reporting period ended June 30, 2021. For the purposes of this Performance Commentary, references to relative performance are in comparison to the MSCI World Value Index (Net).
For the reporting period, outperformance was driven by an underweight to and positive stock selection within the consumer staples sector, positive stock selection in the technology sector and relative strength in industrials holding Deutsche Post AG. Within consumer staples, the Fund benefited from not holding many of the lagging index constituents that NWQ believed were overvalued and lacked strong fundamentals or catalysts. This included Procter & Gamble Company, PepsiCo, Inc. and Unilever PLC. Within the technology sector, Samsung Electronics Co Ltd was the Fund’s top contributor to relative performance. Samsung, which is not included in the MSCI World Value Index, was up over 75% during the reporting period. NWQ trimmed the position on strength early in the reporting period. Samsung pulled back in the second quarter of 2021 amid a global chip shortage, but announced a dividend increase during the reporting period. NWQ continues to hold the position in the Fund. Deutsche Post AG, a German multi-national package delivery and supply chain management company, is a long-term Fund holding that was the top individual contributor to relative performance during the reporting period. The company benefited from an uptick in e-commerce activity during the COVID-19 crisis along with an increase in earnings expectations. The company’s recent restructuring has also allowed for higher profitability as business trends have remained strong.
Offsetting some of the outperformance was an underweight to and negative stock selection in the financials sector, specifically Deutsche Boerse AG and Taylor Wimpey PLC. Taylor Wimpey PLC underperformed during the reporting period following a challenged second quarter of 2021. Affordability and delivery growth have emerged as key concerns in the face of continued home price appreciation and supply chain constraints. However, NWQ views both concerns as short term in nature as suppliers recover from the disruption brought by the COVID-19 crisis to satisfy pent-up demand. NWQ believes Taylor Wimpey PLC is better positioned than peers given the company’s production scale, lower price offerings and proactive land buying activity over the past year.
During the reporting period, the Fund wrote call options to manage risk and hedge against adverse movements in a security held in the portfolio. The call options had a negligible impact to the Fund’s total return performance during the reporting period.
Nuveen NWQ International Value Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2021?
The Fund seeks long-term capital appreciation. The Fund’s investment strategy remained focused on seeking companies with strong franchises whose shares are trading at a significant discount to what was believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-US equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. In selecting securities, NWQ seeks to invest in businesses at attractive valuations through a disciplined, consistent research process.
How did the Fund perform during the twelve-month reporting period ended June 30, 2021?
The Nuveen NWQ International Value Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index (Net) for the twelve-month reporting period ended June 30, 2021. For the purposes of this Performance Commentary, references to relative performance are in comparison to the MSCI EAFE Index (Net).
The Fund’s value-oriented process was a benefit relative to the core performance benchmark during the reporting period, specifically

Portfolio Managers’ Comments (continued)
in the first quarter of 2021 when it strongly outperformed. Primary drivers of outperformance during the reporting period were an overweight to and positive stock selection in the information technology sector, positive stock selection in communication services led by Publicis Groupe SA, strong performance of industrials holding Deutsche Post AG and allocation to and positive stock selection in emerging markets. Emerging markets holdings made up less than 10% of the Fund and are not represented in the benchmark. Relative contribution from emerging markets holdings in the Fund was driven by strength in Kumho Petrochemical Co. Ltd. and Samsung Electronics Co Ltd.
Kumho Petrochemical Co. Ltd. was the Fund’s top overall individual contributor on a relative basis during the reporting period. The company outperformed as demand for latex medical gloves was elevated throughout the COVID-19 crisis. NWQ exited the position in January 2021 as limited new latex supply has led to accelerating price increases. The Fund also benefited from an overweight to the information technology sector. Samsung Electronics Co Ltd, which was the Fund’s top relative contributor within the sector, pulled back in the second quarter of 2021 amid a global chip shortage, but announced a dividend increase during the reporting period. NWQ continues to hold the position in the Fund. Stock selection within communication services was also strong, led by French advertising firm Publicis Groupe SA. Publicis experienced solid organic growth relative to industry peers during the reporting period. NWQ continued to hold Publicis in the Fund. Industrial holding Deutsche Post AG, a German multi-national package delivery and supply chain management company, outperformed following an uptick in e-commerce activity during the COVID-19 crisis along with an increase in earnings expectations. The company’s recent restructuring has also allowed for higher profitability as business trends have remained strong.
A modest amount of the positive relative performance was offset by relative weakness in the health care sector, specifically holdings in Bayer AG and Fresenius Medical Care AG. Bayer underperformed after announcing reduced 2021 profitability guidance. After the announcement, the outlook has substantially improved, leading to a modest recovery in the stock. Fresenius Medical Care AG underperformed after materially lowering forward guidance during the first quarter of 2021. NWQ added to the position after the sharp price decline in early February 2021 and trimmed on strength as Fresenius recovered into the second quarter of 2021. Both positions are still held in the Fund.
Nuveen NWQ Multi-Cap Value Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2021?
The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, the management team looks for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring
How did the Fund perform during the twelve-month reporting period ended June 30, 2021?
The Nuveen NWQ Multi-Cap Value Fund's Class A Shares at NAV outperformed the Russell 3000® Value Index for the twelve-month reporting period ended June 30, 2021. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Russell 3000® Value Index.
The Fund experienced strong stock selection across the majority of sectors during the reporting period led by American Eagle Outfitters and General Motors within the consumer discretionary sector. B. Riley Financial, Inc. within the financials sector was also a significant driver of the positive relative performance. The Fund also experienced strong stock selection across the market cap spectrum with the top performers falling within the range of both small cap and large cap holdings.
American Eagle Outfitters, Inc. was the top individual contributor to relative performance for the Fund during the reporting period. The stock outperformed as their Eagle brand sales recovered more quickly than expected on strong consumer spending and a favorable denim cycle. American Eagle's Aerie brand also experienced an acceleration and is already trending ahead of the mid-term plan the company laid out in January 2021. The Fund's relative performance also benefited from its exposure to General Motors, which has a leading position in technology and electrification along with a highly profitable truck/SUV business. NWQ trimmed a small part of the position on strength during the reporting period, but General Motors continues to be held in the Fund. NWQ believes the com-

pany is well positioned for the future given its strong management and its plan for 30 electric vehicle models by 2025.  B Riley Financial Inc. was another strong contributor to relative performance. B Riley Financial experienced record quarters during the reporting period, fueled by a strong capital markets franchise and gains on investment portfolios. The company continues to focus on diversifying the business, which gives NWQ confidence that earnings momentum should persist. The Fund continues to hold the position.
The only sector that meaningfully detracted from relative performance during the reporting period was the utilities sector driven by the Fund’s top individual detractor, FirstEnergy Corp. FirstEnergy Corp. suffered a correction in July of 2020 on negative news about the predecessor company and its former parent company. NWQ promptly exited the position following the news in July. Despite being held in the Fund for less than two months of the reporting period, it resulted in significant detraction to relative performance. However, the Fund benefited from underweight positioning in the utilities sector, which offset nearly half of the detraction from FirstEnergy.
Nuveen NWQ Large-Cap Value Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2021?
The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the management team looks for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
How did the Fund perform during the twelve-month reporting period ended June 30, 2021?
The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 1000® Value Index for the twelve-month reporting period ended June 30, 2021. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Russell 1000® Value Index.
For the reporting period, positive relative performance was driven by strength in General Motors within the consumer discretionary sector, Discover Financial Services within the financials sector and an underweight to and stock selection in the communication services sector.  General Motors has a leading position in technology and electrification along with a highly profitable truck/SUV business. NWQ trimmed a small part of the position on strength during the reporting period, but General Motors continues to be held in the Fund. NWQ believes the company is well positioned for the future given its strong management and its plan for 30 electric vehicle models by 2025.  Discover Financial Services contributed to relative performance amid strengthening U.S. and global economies and rising interest rates. The Fund continues to hold the position as prospects for economic reopening and continued fiscal stimulus are supportive for credit trends, which NWQ believes could lead to increases in operating profits.  Within the communication services sector, the Fund benefited from not holding the two greatest laggards, AT&T Inc. and Verizon Communications Inc.
The areas of positive relative performance noted above were largely offset by detraction from FirstEnergy within the utilities sector and negative stock selection in the health care sector, particularly during the first half of the reporting period.  In July 2020, FirstEnergy Corp experienced a correction on negative news about the predecessor company and its former parent company. NWQ exited the position in July 2020.  Health care holding GlaxoSmithKline continued to face headwinds related to the COVID-19 crisis, delaying the recovery of GlaxoSmithKline’s impacted vaccines franchise, specifically its shingles vaccine Shingrix, which is one of its largest growth drivers. NWQ maintains conviction in its long-term catalysts and continue to hold the position in the Fund.  Another health care holding, Takeda Pharmaceutical Co Ltd, declined after increasing research and development expense guidance for the coming two years cut into earnings expectations. Despite the lower profit outlook, Takeda’s pipeline and upcoming product cycle appear highly undervalued with several catalysts in 2021, including launches, filings and high impact data readouts. NWQ continues to hold the position in the Fund.
Nuveen NWQ Small/Mid-Cap Value Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2021?
The Fund seeks long-term capital appreciation by investing in equity securities of companies with small to medium market capitaliza-

Portfolio Managers’ Comments (continued)
tions selected using an analyst-driven, value-oriented process. The management team looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
How did the Fund perform during the twelve-month reporting period ended June 30, 2021?
The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2500® Value Index for the twelve-month reporting period ended June 30, 2021. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Russell 2500® Value Index.
Several holdings detracted from the Fund’s relative performance during the reporting period, including health care holding Coherus BioSciences Inc. The company announced guidance for a weak first quarter 2021 for its Neulasta brand based on continued COVID-19 crisis pressures. Neulasta is a drug used with chemotherapy patients to fight the risk of infection. NWQ believes that the current valuation of Coherus BioSciences is based primarily on the Neulasta opportunity and ignores a diverse pipeline that will feature four launches in the next two years. The Fund continues to hold the position. In addition, consumer staples holding Sprouts Farmers Market, Inc. was another key detractor from relative performance. Sprouts’ sales trends have decelerated faster than those of its peers, although NWQ believes the stock is significantly undervalued if the company can execute on its digital initiatives. The Fund continues to hold the position. Lastly, real estate holding RPT Realty detracted from the Fund’s relative performance. The company was negatively impacted by the COVID-19 stay-at-home warnings and by fears of impairments to its real estate holdings. NWQ exited the position during the reporting period. Another headwind for the Fund’s relative performance was its elevated cash position, which was driven largely by periods of increased portfolio turnover amid the extended market rally during the reporting period.
Positions that helped to partially offset the Fund’s relative underperformance during the reporting period included consumer discretionary holding American Eagle Outfitters, Inc. The stock outperformed as their Eagle line sales recovered more quickly than expected on strong consumer spending and a favorable denim cycle. The company’s Aerie brand also experienced an acceleration and is already trending ahead of the mid-term plan laid out by the company in January 2021. In addition, financial service sector holding Western Alliance Bancorp contributed to relative performance. Western Alliance benefited from its exposure to areas like tourism and gaming along with the announcement of its plan to acquire AmeriHome, which is estimated to add approximately $2 of earnings per share in 2022. The Fund continues to hold the position. Lastly, consumer discretionary holding BMC Stock Holdings Inc. contributed to relative performance for the reporting period on news of the building supply company being bought out in an all-stock deal with Builders FirstSource. After the BMC buyout, the Fund received subsequent shares in Builders FirstSource stock, which NWQ continues to hold in the Fund.
Nuveen NWQ Small-Cap Value Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2021?
The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. The NWQ management team looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring
How did the Fund perform during the twelve-month reporting period ended June 30, 2021?
The Nuveen NWQ Small Cap Value Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index for the twelve-month reporting period ended June 30, 2021. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Russell 2000® Value Index.
For the reporting period, stock selection was the primary relative detractor across the majority of sectors including materials, information technology, real estate and health care. The majority of the underperformance occurred in the fourth quarter of 2020 when Fund holdings underperformed lower quality Index constituents that were not held in the Fund. Strength in certain lower quality index constituents accelerated into the first half of 2021 when stocks like GameStop and AMC Entertainment, which were not held in the Fund, rose rapidly amid social media driven crowd trading. However, several Fund holdings reported strong earnings results in recent quarters, offsetting some of the underperformance and contributing to improved relative results in the first half of 2021.
The largest individual detractor to relative performance during the reporting period, health care holding Coherus BioSciences Inc., announced guidance for a weak first quarter 2021 for its Neulasta brand. Neulasta is a drug used with chemotherapy patients to fight the risk of infection. NWQ believes that the current valuation of Coherus BioSciences is based only on the Neulasta opportunity and ignores a diverse pipeline that will feature four launches in the next two years. The Fund continues to hold the position. In addition, real estate holding Easterly Government Properties Inc. was a detractor to relative performance as investors focused on investments that were more levered to the economy reopening. Given the company’s exposure to long-term, low volatility governmental tenants, the shares underperformed. The Fund continues to hold the position. Another headwind for the Fund’s relative performance was its elevated cash position, which was driven largely by periods of increased portfolio turnover amid the extended market rally during the reporting period.
Selection within the financial and consumer discretionary sectors positively contributed to the Fund’s relative performance, partially offsetting the detractors during the reporting period. The Fund’s allocations to financial sector holdings Western Alliance Bancorp and Ameris Bancorp contributed to relative performance. During the reporting period, Western Alliance announced plans to acquire AmeriHome, which is estimated to add approximately $2 of earnings per share in 2022. Western Alliance Bancorp, Ameris Bancorp and other banks generally delivered strong results after COVID-19 vaccination news was announced and the market became more optimistic about economic reopening following the COVID-19 shutdowns. NWQ continues to hold the positions. An overweight to consumer discretionary holding American Eagle Outfitters, Inc. also contributed to relative performance as their Eagle line sales recovered more quickly than expected on strong consumer spending and a favorable denim cycle.

Risk Considerations
Nuveen NWQ Global Equity Income Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ International Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Multi-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Large-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small/Mid-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Global Equity Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	9/15/09	40.43%	9.23%	7.92%	1.24%	1.11%
Class A Shares at maximum Offering Price	9/15/09	32.36%	7.94%	7.28%	-	-
MSCI World Index (Net)	-	39.04%	14.83%	10.65%	-	-
MSCI World Value Index (Net)	-	37.91%	9.82%	7.63%	-	-
Lipper Global Equity Income Funds Classification Average	-	30.19%	8.57%	6.96%	-	-
Class C Shares	9/15/09	39.34%	8.41%	7.27%	1.99%	1.86%
Class I Shares	9/15/09	40.76%	9.50%	8.19%	0.99%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen NWQ International Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/20/99	40.20%	7.51%	3.19%	1.33%	1.15%
Class A Shares at maximum Offering Price	12/20/99	32.14%	6.24%	2.58%	-	-
MSCI EAFE Index (Net)	-	32.35%	10.28%	5.89%	-	-
Lipper International Multi-Cap Value Funds Classification Average	-	37.15%	8.28%	4.35%	-	-
Class C Shares	12/20/99	39.17%	6.71%	2.56%	2.08%	1.90%
Class I Shares	12/20/99	40.51%	7.77%	3.44%	1.08%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Multi-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/9/02	57.70%	13.20%	9.03%	1.30%	1.15%
Class A Shares at maximum Offering Price	12/9/02	48.61%	11.86%	8.38%	-	-
Russell 3000® Value Index	-	45.40%	11.99%	11.54%	-	-
Lipper Multi-Cap Value Funds Classification Average	-	47.78%	12.34%	10.74%	-	-
Class C Shares	12/9/02	56.54%	12.34%	8.37%	2.05%	1.90%
Class I Shares	11/4/97	58.09%	13.48%	9.30%	1.05%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen NWQ Large-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/15/06	44.10%	10.93%	7.94%	1.40%	1.00%
Class A Shares at maximum Offering Price	12/15/06	35.86%	9.64%	7.30%	-	-
Russell 1000® Value Index	-	43.68%	11.87%	11.61%	-	-
Lipper Multi-Cap Value Funds Classification Average	-	47.78%	12.34%	10.74%	-	-
Class C Shares	12/15/06	42.65%	10.05%	7.29%	2.15%	1.75%
Class I Shares	12/15/06	44.50%	11.19%	8.21%	1.15%	0.75%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% through July 31, 2023 or 1.35% after July 31, 2023 of the average daily net assets of any class of Fund shares. This expense limitation expiring on July 31, 2023 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/15/06	60.64%	11.93%	9.38%	1.85%	1.31%
Class A Shares at maximum Offering Price	12/15/06	51.43%	10.61%	8.73%	-	-
Russell 2500® Value Index	-	63.23%	12.29%	10.93%	-	-
Lipper Small-Cap Core Funds Classification Average	-	60.78%	13.36%	10.79%	-	-
Class C Shares	12/15/06	59.46%	11.08%	8.73%	2.60%	2.06%
Class I Shares	12/15/06	61.03%	12.21%	9.66%	1.60%	1.06%

	Total Returns as of June 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	61.19%	12.38%	12.37%	1.43%	0.88%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% through July 31, 2023 or 1.45% after July 31, 2023 of the average daily net assets of any class of Fund shares. However, because R6 shares are not subject to sub-transfer agent and similar fee, the total annual operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation expiring July 31, 2023 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen NWQ Small-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/08/04	63.00%	11.24%	11.02%	1.35%	1.20%
Class A Shares at maximum Offering Price	12/08/04	53.64%	9.93%	10.37%	-	-
Russell 2000® Value Index	-	73.28%	13.62%	10.85%	-	-
Lipper Small-Cap Core Funds Classification Average	-	60.78%	13.36%	10.79%	-	-
Class C Shares	12/08/04	61.79%	10.40%	10.36%	2.10%	1.95%
Class I Shares	12/08/04	63.42%	11.52%	11.30%	1.10%	0.95%

	Total Returns as of June 30, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Return	Gross	Net
Class R6 Shares	2/15/13	63.67%	11.72%	11.08%	0.91%	0.76%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% through July 31, 2023 of the average daily net assets of any class of Fund shares. However, because R6 shares are not subject to sub-transfer agent and similar fee, the total annual operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation expiring July 31, 2023 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of June 30, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen NWQ Global Equity Income Fund
Fund Allocation (% of net assets)
Common Stocks	93.8%
Convertible Preferred Securities	3.4%
Structured Notes	0.6%
Other Assets Less Liabilities	2.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Deutsche Post AG	3.5%
Citigroup Inc	2.8%
Microsoft Corp	2.7%
Anthem Inc	2.6%
Enterprise Products Partners LP	2.6%
Portfolio Composition (% of net assets)
Banks	13.8%
Pharmaceuticals	5.8%
Insurance	5.2%
Software	4.9%
Semiconductors & Semiconductor Equipment	4.7%
Chemicals	4.7%
Specialty Retail	4.6%
Health Care Providers & Services	4.5%
Oil, Gas & Consumable Fuels	4.1%
Food & Staples Retailing	3.8%
Media	3.7%
Air Freight & Logistics	3.5%
Household Durables	2.7%
Technology Hardware, Storage & Peripherals	2.4%
Entertainment	2.3%
Wireless Telecommunication Services	2.3%
Aerospace & Defense	2.2%
Industrial Conglomerates	2.2%
Health Care Equipment & Supplies	2.2%
Other [1]	18.2%
Other Assets Less Liabilities	2.2%
Net Assets	100%
Country Allocation[2] (% of net assets)
United States	48.8%
Germany	11.9%
Japan	7.8%
United Kingdom	7.0%
South Korea	4.7%
China	3.3%
Belgium	1.9%
Netherlands	1.9%
Singapore	1.8%
Canada	1.7%
Other	7.0%
Other Assets Less Liabilities	2.2%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 8.0% (as a percentage of net assets) in emerging market countries.

Nuveen NWQ International Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.2%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Deutsche Post AG	3.9%
ING Groep NV	3.4%
Siemens AG	3.3%
Samsung Electronics Co Ltd	2.9%
SK Telecom Co Ltd	2.9%
Portfolio Composition (% of net assets)
Banks	7.9%
Insurance	7.4%
Pharmaceuticals	7.4%
Semiconductors & Semiconductor Equipment	4.6%
Food & Staples Retailing	4.5%
Technology Hardware, Storage & Peripherals	4.5%
Household Durables	3.9%
Air Freight & Logistics	3.9%
Professional Services	3.7%
Automobiles	3.5%
Specialty Retail	3.4%
Industrial Conglomerates	3.3%
Chemicals	3.2%
Metals & Mining	3.1%
Wireless Telecommunication Services	2.9%
Media	2.8%
Electrical Equipment	2.5%
Health Care Providers & Services	2.4%
Capital Markets	2.0%
Oil, Gas & Consumable Fuels	1.9%
Other [1]	19.4%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	0.5%
Net Assets	100%
Country Allocation[2] (% of net assets)
Japan	22.6%
Germany	14.5%
United Kingdom	10.0%
South Korea	8.3%
France	8.3%
Netherlands	7.0%
Switzerland	5.0%
United States	4.4%
Belgium	4.1%
Australia	3.3%
Other	12.0%
Other Assets Less Liabilities	0.5%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 14.7% (as a percentage of net assets) in emerging market countries.

Holding Summaries    as of June 30, 2021 (continued)
Nuveen NWQ Multi-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.0%
Investments Purchased with Collateral from Securities Lending	2.2%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(3.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	10.2%
Software	7.5%
Aerospace & Defense	5.6%
Capital Markets	5.1%
Electrical Equipment	4.3%
Oil, Gas & Consumable Fuels	4.2%
Biotechnology	3.9%
Food & Staples Retailing	3.8%
Pharmaceuticals	3.7%
Insurance	3.6%
Interactive Media & Services	3.6%
Specialty Retail	3.5%
Chemicals	3.2%
Automobiles	2.9%
Communications Equipment	2.7%
Life Sciences Tools & Services	2.6%
Electric Utilities	2.6%
Equity Real Estate Investment Trust	2.5%
Hotels, Restaurants & Leisure	2.0%
IT Services	2.0%
Other [1]	18.5%
Investments Purchased with Collateral from Securities Lending	2.2%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(3.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
nVent Electric PLC	3.4%
Oracle Corp	3.1%
Citigroup Inc	3.0%
General Motors Co	2.9%
Viasat Inc	2.7%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen NWQ Large-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	97.2%
Investments Purchased with Collateral from Securities Lending	2.7%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	(2.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	11.1%
Electrical Equipment	5.7%
Insurance	5.4%
Software	5.3%
Aerospace & Defense	4.8%
Oil, Gas & Consumable Fuels	4.6%
Pharmaceuticals	4.5%
Electric Utilities	4.2%
Health Care Providers & Services	4.2%
Interactive Media & Services	4.1%
Biotechnology	3.7%
Automobiles	3.4%
IT Services	3.3%
Communications Equipment	2.8%
Capital Markets	2.6%
Food & Staples Retailing	2.6%
Media	2.2%
Consumer Finance	2.1%
Energy Equipment & Services	2.0%
Other [1]	18.6%
Investments Purchased with Collateral from Securities Lending	2.7%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	(2.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Citigroup Inc	3.5%
General Motors Co	3.4%
JPMorgan Chase & Co	3.3%
Oracle Corp	3.1%
nVent Electric PLC	3.0%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    as of June 30, 2021 (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	95.2%
Repurchase Agreements	5.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	10.9%
Electrical Equipment	6.5%
Equity Real Estate Investment Trust	5.9%
Biotechnology	5.5%
Communications Equipment	4.7%
Specialty Retail	4.3%
Interactive Media & Services	3.9%
Insurance	3.7%
Semiconductors & Semiconductor Equipment	3.4%
Oil, Gas & Consumable Fuels	3.3%
Aerospace & Defense	3.0%
Metals & Mining	2.9%
Life Sciences Tools & Services	2.9%
Chemicals	2.9%
Software	2.7%
Machinery	2.7%
Electric Utilities	2.3%
Diversified Consumer Services	2.2%
Energy Equipment & Services	2.1%
Other [1]	19.4%
Repurchase Agreements	5.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Magnolia Oil & Gas Corp	3.4%
nVent Electric PLC	2.8%
Teradata Corp	2.7%
Ameris Bancorp	2.7%
American Eagle Outfitters Inc	2.6%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen NWQ Small-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	97.3%
Repurchase Agreements	2.6%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	15.9%
Equity Real Estate Investment Trust	5.9%
Biotechnology	5.6%
Electrical Equipment	5.6%
Semiconductors & Semiconductor Equipment	4.5%
Interactive Media & Services	4.1%
Metals & Mining	4.0%
Machinery	3.6%
Thrifts & Mortgage Finance	3.4%
Energy Equipment & Services	3.3%
Oil, Gas & Consumable Fuels	3.3%
Hotels, Restaurants & Leisure	3.1%
Communications Equipment	3.0%
Software	2.9%
Specialty Retail	2.6%
Leisure Products	2.4%
Capital Markets	2.3%
Electronic Equipment, Instruments & Components	2.3%
Other [1]	19.5%
Repurchase Agreements	2.6%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Magnolia Oil & Gas Corp	3.3%
nVent Electric PLC	3.3%
Teradata Corp	2.9%
Rambus Inc	2.7%
American Eagle Outfitters Inc	2.6%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2021.
The beginning of the period is January 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Global Equity Income Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,168.77	$1,164.05	$1,170.14
Expenses Incurred During the Period	$ 5.92	$ 9.93	$ 4.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.34	$1,015.62	$1,020.58
Expenses Incurred During the Period	$ 5.51	$ 9.25	$ 4.26
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.10%, 1.85% and 0.85% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ International Value Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,125.86	$1,121.65	$1,126.97
Expenses Incurred During the Period	$ 6.06	$ 9.94	$ 4.75
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.42	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.44	$ 4.51
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.89% and 0.90% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen NWQ Multi-Cap Value Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,260.95	$1,256.01	$1,262.52
Expenses Incurred During the Period	$ 6.39	$ 10.63	$ 4.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.37	$1,020.38
Expenses Incurred During the Period	$ 5.71	$ 9.49	$ 4.46
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.90%, and 0.89% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen NWQ Large-Cap Value Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,192.12	$1,186.54	$1,193.63
Expenses Incurred During the Period	$ 5.44	$ 9.49	$ 4.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.12	$1,021.08
Expenses Incurred During the Period	$ 5.01	$ 8.75	$ 3.76
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75% and 0.75% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,267.46	$1,262.94	$1,270.07	$1,269.22
Expenses Incurred During the Period	$ 7.31	$ 11.50	$ 5.01	$ 5.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.35	$1,014.63	$1,020.38	$1,019.59
Expenses Incurred During the Period	$ 6.51	$ 10.24	$ 4.46	$ 5.26
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 0.89% and 1.05% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen NWQ Small-Cap Value Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,263.42	$1,258.29	$1,264.89	$1,264.79
Expenses Incurred During the Period	$ 6.51	$ 10.75	$ 5.00	$ 5.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.04	$1,015.27	$1,020.38	$1,020.13
Expenses Incurred During the Period	$ 5.81	$ 9.59	$ 4.46	$ 4.71
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.92%, 0.89% and 0.94% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust and Nuveen Investment Trust II and Shareholders of Nuveen NWQ Global Equity Income Fund, Nuveen NWQ International Value Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund (five of the funds constituting Nuveen Investment Trust), and Nuveen NWQ International Value Fund (one of the funds constituting Nuveen Investment Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
August 26, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen NWQ Global Equity Income Fund
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.8%
	COMMON STOCKS – 93.8%
	Aerospace & Defense – 2.2%
19,541	General Dynamics Corp	$ 3,678,789
	Air Freight & Logistics – 3.5%
86,457	Deutsche Post AG, (2)	5,888,126
	Automobiles – 1.7%
49,103	General Motors Co, (3)	2,905,425
	Banks – 13.2%
326,493	Bank Leumi Le-Israel BM, (2), (3)	2,480,929
64,641	Citigroup Inc	4,573,351
236,207	ING Groep NV, (2)	3,135,494
27,557	JPMorgan Chase & Co	4,286,216
145,450	Nordea Bank Abp, (2), (3)	1,621,477
328,720	Oversea-Chinese Banking Corp Ltd, (2)	2,929,467
64,424	Wells Fargo & Co	2,917,763
	Total Banks	21,944,697
	Capital Markets – 1.5%
13,908	Deutsche Boerse AG, (2)	2,427,589
	Chemicals – 4.7%
14,406	Air Liquide SA, (2)	2,526,092
32,277	DuPont de Nemours Inc	2,498,562
46,672	Nutrien Ltd	2,827,956
	Total Chemicals	7,852,610
	Communications Equipment – 2.0%
63,604	Cisco Systems Inc	3,371,012
	Electric Utilities – 1.0%
26,537	Evergy Inc	1,603,631
	Electrical Equipment – 1.5%
16,677	Eaton Corp PLC	2,471,198
	Entertainment – 2.3%
6,650	Nintendo Co Ltd, (2)	3,848,174
	Food & Staples Retailing – 3.8%
82,210	Seven & i Holdings Co Ltd, (2)	3,937,926

Shares	Description (1)	Value
	Food & Staples Retailing (continued)
17,020	Walmart Inc	$ 2,400,160
	Total Food & Staples Retailing	6,338,086
	Food Products – 1.6%
1,314,074	Tingyi Cayman Islands Holding Corp, (2)	2,623,454
	Health Care Equipment & Supplies – 2.2%
29,211	Medtronic PLC	3,625,961
	Health Care Providers & Services – 4.5%
11,381	Anthem Inc	4,345,266
37,318	Fresenius Medical Care AG & Co KGaA, (2)	3,100,984
	Total Health Care Providers & Services	7,446,250
	Hotels, Restaurants & Leisure – 1.6%
18,595	Darden Restaurants Inc	2,714,684
	Household Durables – 2.7%
44,636	PulteGroup Inc	2,435,786
948,212	Taylor Wimpey PLC, (2)	2,086,766
	Total Household Durables	4,522,552
	Industrial Conglomerates – 2.2%
23,081	Siemens AG, (2)	3,664,771
	Insurance – 5.2%
57,372	Ageas SA/NV, (2)	3,188,230
10,890	Allianz SE, (2)	2,717,673
10,987	Everest Re Group Ltd	2,768,834
	Total Insurance	8,674,737
	Media – 3.7%
65,705	Comcast Corp, Class A	3,746,499
153,100	Hakuhodo DY Holdings Inc, (2)	2,384,469
	Total Media	6,130,968
	Metals & Mining – 1.5%
81,841	BHP Group PLC, (2)	2,421,753
	Multi-Utilities – 1.5%
191,208	National Grid PLC, (2)	2,432,103
	Oil, Gas & Consumable Fuels – 4.1%
24,599	Chevron Corp	2,576,499
179,420	Enterprise Products Partners LP	4,329,405
	Total Oil, Gas & Consumable Fuels	6,905,904
	Pharmaceuticals – 5.8%
47,908	AstraZeneca PLC, Sponsored ADR	2,869,689

Nuveen NWQ Global Equity Income Fund (continued)
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	Pharmaceuticals (continued)
37,893	Bristol-Myers Squibb Co	$2,532,010
212,386	GlaxoSmithKline PLC, (2)	4,175,314
	Total Pharmaceuticals	9,577,013
	Semiconductors & Semiconductor Equipment – 2.6%
687	Broadcom Inc	327,589
50,033	Infineon Technologies AG, (2)	2,012,490
36,246	Intel Corp	2,034,851
	Total Semiconductors & Semiconductor Equipment	4,374,930
	Software – 4.9%
16,330	Microsoft Corp	4,423,797
47,173	Oracle Corp	3,671,946
	Total Software	8,095,743
	Specialty Retail – 4.6%
71,521	Industria de Diseno Textil SA, (2)	2,525,178
11,452	Lowe's Cos Inc	2,221,345
1,757,000	Topsports International Holdings Ltd, 144A, (2)	2,873,036
	Total Specialty Retail	7,619,559
	Technology Hardware, Storage & Peripherals – 2.4%
62,183	Samsung Electronics Co Ltd, (2)	4,069,880
	Tobacco – 1.3%
21,905	Philip Morris International Inc	2,171,005
	Trading Companies & Distributors – 1.7%
123,000	Mitsui & Co Ltd, (2)	2,770,661
	Wireless Telecommunication Services – 2.3%
13,307	SK Telecom Co Ltd, (2)	3,781,615
	Total Common Stocks (cost $111,346,253)	155,952,880

Shares	Description (1)	Coupon	Ratings (4)	Value
	CONVERTIBLE PREFERRED SECURITIES – 3.4%
	Life Sciences Tools & Services – 1.3%
18,920	Avantor Inc	6.250%	N/R	$ 2,072,875
	Semiconductors & Semiconductor Equipment – 2.1%
2,300	Broadcom Inc	8.000%	N/R	3,495,701
	Total Convertible Preferred Securities (cost $4,026,525)			5,568,576

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value
	STRUCTURED NOTES – 0.6%
21,600	Merrill Lynch International & Co. C.V., Structured Warrant, Linked to Common Stock of Teradata Corp (Cap 125.77% of Issue Price) , (2)	16.000%	$39.5238	$49.7091	9/27/21	$ 1,008,243
	Total Structured Notes (cost $853,714)					1,008,243
	Total Long-Term Investments (cost $116,226,492)					162,529,699
	Other Assets Less Liabilities – 2.2%					3,707,177
	Net Assets – 100%					$ 166,236,876
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ International Value Fund
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.2%
	COMMON STOCKS – 98.2%
	Aerospace & Defense – 1.5%
17,839	Thales SA, (2)	$ 1,822,734
	Air Freight & Logistics – 3.9%
68,904	Deutsche Post AG, (2)	4,692,685
	Airlines – 1.8%
102,400	Japan Airlines Co Ltd, (2), (3)	2,217,294
	Automobiles – 3.5%
14,208	Hyundai Motor Co, (2)	1,456,792
16,259	Toyota Motor Corp, Sponsored ADR	2,842,723
	Total Automobiles	4,299,515
	Banks – 7.9%
316,322	ING Groep NV, (2)	4,198,969
171,132	Oversea-Chinese Banking Corp Ltd, (2)	1,525,084
68,200	Sumitomo Mitsui Trust Holdings Inc, (2)	2,175,594
1,624,081	Unicaja Banco SA,144A, (2)	1,666,594
	Total Banks	9,566,241
	Capital Markets – 2.0%
155,749	UBS Group AG	2,389,190
	Chemicals – 3.2%
1,036,498	Incitec Pivot Ltd, (2)	1,849,580
34,394	Nutrien Ltd	2,084,005
	Total Chemicals	3,933,585
	Commercial Services & Supplies – 1.5%
85,200	Dai Nippon Printing Co Ltd, (2)	1,802,955
	Diversified Financial Services – 1.9%
20,507	Groupe Bruxelles Lambert SA, (2)	2,296,195
	Diversified Telecommunication Services – 1.4%
64,006	Nippon Telegraph & Telephone Corp, ADR	1,676,477
	Electrical Equipment – 2.5%
50,131	Mabuchi Motor Co Ltd, (2)	1,895,151
529,485	Melrose Industries PLC, (2)	1,139,728
	Total Electrical Equipment	3,034,879

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 1.4%
93,602	Flex Ltd, (3)	$ 1,672,668
	Energy Equipment & Services – 1.5%
137,232	Technip Energies NV, (3)	1,881,076
	Food & Staples Retailing – 4.5%
70,300	Seven & i Holdings Co Ltd, (2)	3,367,427
685,352	Tesco PLC, (2)	2,117,176
	Total Food & Staples Retailing	5,484,603
	Health Care Providers & Services – 2.4%
35,304	Fresenius Medical Care AG & Co KGaA, (2)	2,933,628
	Hotels, Restaurants & Leisure – 1.2%
361,691	Sands China Ltd, (2), (3)	1,522,415
	Household Durables – 3.9%
93,264	Sekisui House Ltd, (2)	1,915,154
1,310,049	Taylor Wimpey PLC, (2)	2,883,074
	Total Household Durables	4,798,228
	Industrial Conglomerates – 3.3%
25,396	Siemens AG, (2)	4,032,343
	Insurance – 7.4%
49,495	Ageas SA/NV, (2)	2,750,496
7,661	Allianz SE, (2)	1,911,854
43,225	Axis Capital Holdings Ltd	2,118,457
77,700	MS&AD Insurance Group Holdings Inc, (2)	2,246,478
	Total Insurance	9,027,285
	Interactive Media & Services – 1.3%
8,061	Baidu Inc, Sponsored ADR, (3)	1,643,638
	Machinery – 1.3%
62,585	Komatsu Ltd, (2)	1,550,453
	Media – 2.8%
54,039	Publicis Groupe SA, (2)	3,458,225
	Metals & Mining – 3.1%
71,782	BHP Group PLC, (2)	2,124,098
4,303	Korea Zinc Co Ltd, (2)	1,650,091
	Total Metals & Mining	3,774,189
	Multi-Utilities – 1.3%
121,837	National Grid PLC, (2)	1,549,727

Nuveen NWQ International Value Fund (continued)
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 1.9%
60,275	Royal Dutch Shell PLC, Sponsored ADR	$ 2,340,478
	Pharmaceuticals – 7.4%
29,052	Bayer AG, (2)	1,766,222
135,794	GlaxoSmithKline PLC, (2)	2,669,586
28,404	Sanofi, (2)	2,984,197
47,600	Takeda Pharmaceutical Co Ltd, (2)	1,597,482
	Total Pharmaceuticals	9,017,487
	Professional Services – 3.7%
36,359	Adecco Group AG, (2)	2,473,929
19,863	Wolters Kluwer NV, (2)	1,996,506
	Total Professional Services	4,470,435
	Real Estate Management & Development – 1.2%
264,654	City Developments Ltd, (2)	1,437,225
	Semiconductors & Semiconductor Equipment – 4.6%
35,500	AIXTRON SE, (2)	962,677
66,800	MediaTek Inc, (2)	2,303,680
25,400	Rohm Co Ltd, (2)	2,337,503
	Total Semiconductors & Semiconductor Equipment	5,603,860
	Software – 1.1%
9,840	SAP SE, (2)	1,382,123
	Specialty Retail – 3.4%
353,599	Kingfisher PLC, (2)	1,784,648
1,414,000	Topsports International Holdings Ltd,144A, (2)	2,312,164
	Total Specialty Retail	4,096,812
	Technology Hardware, Storage & Peripherals – 4.5%
26,300	FUJIFILM Holdings Corp, (2)	1,945,371
53,895	Samsung Electronics Co Ltd, (2)	3,527,430
	Total Technology Hardware, Storage & Peripherals	5,472,801
	Textiles, Apparel & Luxury Goods – 1.0%
9,916	Cie Financiere Richemont SA, (2)	1,202,103
	Wireless Telecommunication Services – 2.9%
12,402	SK Telecom Co Ltd, (2)	3,524,430
5	SK Telecom Co Ltd, Sponsored ADR	157
	Total Wireless Telecommunication Services	3,524,587
	Total Long-Term Investments (cost $78,260,346)	119,608,139

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.3%
	REPURCHASE AGREEMENTS – 1.3%
$ 1,590	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $1,590,130, collateralized by $1,440,500, Treasury Inflation Index, 0.125%, due 4/15/22, value $1,621,973	0.000%	7/01/21	$ 1,590,130
	Total Short-Term Investments (cost $1,590,130)			1,590,130
	Total Investments (cost $79,850,476) – 99.5%			121,198,269
	Other Assets Less Liabilities – 0.5%			631,688
	Net Assets – 100%			$ 121,829,957
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Multi-Cap Value Fund
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.0%
	COMMON STOCKS – 98.0%
	Aerospace & Defense – 5.6%
6,777	Curtiss-Wright Corp	$804,837
11,384	General Dynamics Corp	2,143,152
42,454	Parsons Corp, (2)	1,670,989
	Total Aerospace & Defense	4,618,978
	Automobiles – 2.9%
40,008	General Motors Co, (2)	2,367,273
	Banks – 10.2%
26,555	Bank of NT Butterfield & Son Ltd	941,375
34,430	Citigroup Inc	2,435,922
57,160	First Horizon Corp	987,725
13,184	JPMorgan Chase & Co	2,050,639
42,951	Wells Fargo & Co	1,945,251
	Total Banks	8,360,912
	Biotechnology – 3.9%
546,305	ADMA Biologics Inc, (2)	874,088
293,845	Rigel Pharmaceuticals Inc, (2)	1,275,287
5,400	Vertex Pharmaceuticals Inc, (2)	1,088,802
	Total Biotechnology	3,238,177
	Capital Markets – 5.1%
14,852	B Riley Financial Inc	1,121,326
31,664	Cowen Inc	1,299,807
9,128	Morgan Stanley	836,946
11,802	State Street Corp	971,069
	Total Capital Markets	4,229,148
	Chemicals – 3.2%
15,079	DuPont de Nemours Inc	1,167,265
16,052	Innospec Inc	1,454,472
	Total Chemicals	2,621,737
	Communications Equipment – 2.7%
45,021	Viasat Inc, (2)	2,243,847
	Consumer Finance – 1.6%
11,193	Discover Financial Services	1,324,020

Shares	Description (1)	Value
	Diversified Consumer Services – 1.8%
136,322	Houghton Mifflin Harcourt Co, (2)	$ 1,504,995
	Electric Utilities – 2.6%
19,862	Alliant Energy Corp	1,107,505
12,162	Pinnacle West Capital Corp	996,919
	Total Electric Utilities	2,104,424
	Electrical Equipment – 4.3%
3,796	Hubbell Inc	709,245
90,384	nVent Electric PLC	2,823,596
	Total Electrical Equipment	3,532,841
	Energy Equipment & Services – 1.8%
63,074	Baker Hughes Co	1,442,502
	Equity Real Estate Investment Trust – 2.5%
31,663	Healthcare Realty Trust Inc	956,222
30,290	STAG Industrial Inc	1,133,755
	Total Equity Real Estate Investment Trust	2,089,977
	Food & Staples Retailing – 3.8%
43,670	Sprouts Farmers Market Inc, (2)	1,085,199
14,386	Walmart Inc	2,028,714
	Total Food & Staples Retailing	3,113,913
	Gas Utilities – 1.4%
21,982	National Fuel Gas Co	1,148,559
	Health Care Equipment & Supplies – 1.7%
11,232	Medtronic PLC	1,394,228
	Health Care Providers & Services – 2.0%
4,206	Anthem Inc	1,605,851
	Health Care Technology – 1.0%
34,776	Change Healthcare Inc, (2)	801,239
	Hotels, Restaurants & Leisure – 2.0%
27,262	Brinker International Inc, (2)	1,686,155
	Household Durables – 1.6%
24,607	PulteGroup Inc	1,342,804
	Insurance – 3.6%
4,400	Aon PLC	1,050,544
9,417	Globe Life Inc	896,969
6,962	RenaissanceRe Holdings Ltd	1,036,085
	Total Insurance	2,983,598

Nuveen NWQ Multi-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	Interactive Media & Services – 3.6%
42,489	TripAdvisor Inc, (2)	$1,712,307
31,702	Yelp Inc, (2)	1,266,812
	Total Interactive Media & Services	2,979,119
	IT Services – 2.0%
15,298	Fiserv Inc, (2)	1,635,203
	Life Sciences Tools & Services – 2.6%
24,033	Syneos Health Inc, (2)	2,150,713
	Machinery – 0.9%
18,661	Flowserve Corp	752,412
	Media – 1.9%
26,936	Comcast Corp, Class A	1,535,891
	Oil, Gas & Consumable Fuels – 4.2%
10,061	Cheniere Energy Inc, (2)	872,691
10,736	Chevron Corp	1,124,489
16,685	Hess Corp	1,456,934
	Total Oil, Gas & Consumable Fuels	3,454,114
	Pharmaceuticals – 3.7%
44,886	GlaxoSmithKline PLC, Sponsored ADR, (3)	1,787,361
74,346	Takeda Pharmaceutical Co Ltd, Sponsored ADR	1,251,243
	Total Pharmaceuticals	3,038,604
	Semiconductors & Semiconductor Equipment – 1.7%
60,454	Rambus Inc, (2)	1,433,364
	Software – 7.5%
56,465	NortonLifeLock Inc	1,536,977
32,279	Oracle Corp	2,512,598
43,028	Teradata Corp, (2)	2,150,109
	Total Software	6,199,684
	Specialty Retail – 3.5%
5,460	Advance Auto Parts Inc	1,120,064
45,820	American Eagle Outfitters Inc	1,719,625
	Total Specialty Retail	2,839,689
	Wireless Telecommunication Services – 1.1%
6,113	T-Mobile US Inc, (2)	885,346
	Total Long-Term Investments (cost $62,174,310)	80,659,317

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.2%
	MONEY MARKET FUNDS – 2.2%
1,810,831	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.020% (5)	$ 1,810,831
	Total Investments Purchased with Collateral from Securities Lending (cost $1,810,831)		1,810,831

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.8%
	REPURCHASE AGREEMENTS – 2.8%
$ 2,315	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $2,315,396, collateralized by $2,405,400, U.S Treasury Bonds, 1.875%, due 2/15/41, value $2,361,709	0.000%	7/01/21	$ 2,315,396
	Total Short-Term Investments (cost $2,315,396)			2,315,396
	Total Investments (cost $66,300,537) – 103.0%			84,785,544
	Other Assets Less Liabilities – (3.0)%			(2,507,675)
	Net Assets – 100%			$ 82,277,869
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,769,481.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Large-Cap Value Fund
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.2%
	COMMON STOCKS – 97.2%
	Aerospace & Defense – 4.8%
2,993	General Dynamics Corp	$563,462
4,461	Raytheon Technologies Corp	380,568
	Total Aerospace & Defense	944,030
	Automobiles – 3.4%
11,308	General Motors Co, (2)	669,094
	Banks – 11.1%
9,816	Citigroup Inc	694,482
19,936	First Horizon Corp	344,494
4,165	JPMorgan Chase & Co	647,824
11,424	Wells Fargo & Co	517,393
	Total Banks	2,204,193
	Beverages – 1.5%
5,538	Coca-Cola Co	299,661
	Biotechnology – 3.7%
3,526	Horizon Therapeutics Plc, (2)	330,175
1,981	Vertex Pharmaceuticals Inc, (2)	399,429
	Total Biotechnology	729,604
	Capital Markets – 2.6%
2,440	Morgan Stanley	223,724
3,532	State Street Corp	290,613
	Total Capital Markets	514,337
	Chemicals – 1.8%
4,635	DuPont de Nemours Inc	358,795
	Communications Equipment – 2.8%
11,060	Viasat Inc, (2)	551,230
	Consumer Finance – 2.1%
3,476	Discover Financial Services	411,176
	Electric Utilities – 4.2%
5,139	Alliant Energy Corp	286,551
4,594	Evergy Inc	277,615
3,298	Pinnacle West Capital Corp	270,337
	Total Electric Utilities	834,503

Shares	Description (1)	Value
	Electrical Equipment – 5.7%
2,185	Eaton Corp PLC	$323,773
1,128	Hubbell Inc	210,756
19,105	nVent Electric PLC	596,840
	Total Electrical Equipment	1,131,369
	Energy Equipment & Services – 2.0%
17,252	Baker Hughes Co	394,553
	Equity Real Estate Investment Trust – 1.4%
1,482	Alexandria Real Estate Equities Inc	269,635
	Food & Staples Retailing – 2.6%
3,601	Walmart Inc	507,813
	Health Care Equipment & Supplies – 2.0%
3,152	Medtronic PLC	391,258
	Health Care Providers & Services – 4.2%
1,283	Anthem Inc	489,849
2,582	Quest Diagnostics Inc	340,747
	Total Health Care Providers & Services	830,596
	Hotels, Restaurants & Leisure – 1.8%
6,850	Las Vegas Sands Corp, (2)	360,927
	Household Durables – 1.8%
6,506	PulteGroup Inc	355,032
	Insurance – 5.4%
5,488	American International Group Inc	261,229
1,249	Aon PLC	298,211
3,118	Globe Life Inc	296,989
1,480	RenaissanceRe Holdings Ltd	220,254
	Total Insurance	1,076,683
	Interactive Media & Services – 4.1%
180	Alphabet Inc, Class A, (2)	439,522
9,110	TripAdvisor Inc, (2)	367,133
	Total Interactive Media & Services	806,655
	IT Services – 3.3%
4,604	Fiserv Inc, (2)	492,122
1,028	International Business Machines Corp	150,694
	Total IT Services	642,816
	Life Sciences Tools & Services – 1.4%
3,135	Syneos Health Inc, (2)	280,551

Nuveen NWQ Large-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	Media – 2.2%
7,774	Comcast Corp, Class A	$ 443,274
	Metals & Mining – 1.6%
5,262	BHP Group PLC, Sponsored ADR	314,089
	Oil, Gas & Consumable Fuels – 4.6%
2,420	Cheniere Energy Inc, (2)	209,911
3,359	Chevron Corp	351,822
4,010	Hess Corp	350,153
	Total Oil, Gas & Consumable Fuels	911,886
	Pharmaceuticals – 4.5%
12,691	GlaxoSmithKline PLC, Sponsored ADR, (3)	505,355
22,895	Takeda Pharmaceutical Co Ltd, Sponsored ADR, (3)	385,323
	Total Pharmaceuticals	890,678
	Semiconductors & Semiconductor Equipment – 1.2%
4,144	Intel Corp	232,644
	Software – 5.3%
16,262	NortonLifeLock Inc	442,652
7,884	Oracle Corp	613,690
	Total Software	1,056,342
	Specialty Retail – 1.6%
1,561	Advance Auto Parts Inc	320,224
	Tobacco – 1.3%
2,660	Philip Morris International Inc	263,633
	Wireless Telecommunication Services – 1.2%
1,667	T-Mobile US Inc, (2)	241,432
	Total Long-Term Investments (cost $13,374,919)	19,238,713

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.7%
	MONEY MARKET FUNDS – 2.7%
537,863	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.020% (5)	$ 537,863
	Total Investments Purchased with Collateral from Securities Lending (cost $537,863)		537,863

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.2%
	REPURCHASE AGREEMENTS – 2.2%
$ 436	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $435,758, collateralized by $452,700, U.S Treasury Bonds, 1.875%, due 2/15/41, value $444,477	0.000%	7/01/21	$ 435,758
	Total Short-Term Investments (cost $435,758)			435,758
	Total Investments (cost $14,348,540) – 102.1%			20,212,334
	Other Assets Less Liabilities – (2.1)%			(417,332)
	Net Assets – 100%			$ 19,795,002
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $525,543.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Small/Mid-Cap Value Fund
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 95.2%
	COMMON STOCKS – 95.2%
	Aerospace & Defense – 3.0%
3,967	Curtiss-Wright Corp	$471,121
23,938	Parsons Corp, (2)	942,200
	Total Aerospace & Defense	1,413,321
	Auto Components – 1.5%
14,699	BorgWarner Inc	713,489
	Banks – 10.9%
24,834	Ameris Bancorp	1,257,345
23,217	Bank of NT Butterfield & Son Ltd	823,043
58,780	First Horizon Corp	1,015,718
18,804	PacWest Bancorp	773,973
12,937	Western Alliance Bancorp	1,201,201
	Total Banks	5,071,280
	Biotechnology – 5.5%
230,737	ADMA Biologics Inc, (2)	369,179
6,954	Arena Pharmaceuticals Inc, (2)	474,263
32,199	Coherus Biosciences Inc, (2)	445,312
147,500	Rigel Pharmaceuticals Inc, (2)	640,150
3,549	United Therapeutics Corp, (2)	636,726
	Total Biotechnology	2,565,630
	Building Products – 1.4%
15,377	Builders FirstSource Inc, (2)	655,983
	Capital Markets – 2.0%
22,838	Cowen Inc	937,500
	Chemicals – 2.9%
15,193	Huntsman Corp	402,919
20,351	Olin Corp	941,437
	Total Chemicals	1,344,356
	Communications Equipment – 4.7%
12,091	Ciena Corp, (2)	687,857
25,508	Juniper Networks Inc	697,644
16,445	Viasat Inc, (2)	819,619
	Total Communications Equipment	2,205,120

Shares	Description (1)	Value
	Diversified Consumer Services – 2.2%
91,487	Houghton Mifflin Harcourt Co, (2)	$ 1,010,016
	Electric Utilities – 2.3%
5,657	IDACORP Inc	551,557
6,212	Pinnacle West Capital Corp	509,198
	Total Electric Utilities	1,060,755
	Electrical Equipment – 6.5%
10,724	EnerSys	1,048,056
3,557	Hubbell Inc	664,590
41,271	nVent Electric PLC	1,289,306
	Total Electrical Equipment	3,001,952
	Electronic Equipment, Instruments & Components – 2.0%
8,652	Belden Inc	437,532
21,286	Vishay Intertechnology Inc	479,999
	Total Electronic Equipment, Instruments & Components	917,531
	Energy Equipment & Services – 2.1%
62,277	NOV Inc, (2)	954,084
	Equity Real Estate Investment Trust – 5.9%
36,137	Brandywine Realty Trust	495,438
26,993	Easterly Government Properties Inc	569,012
64,164	SITE Centers Corp	966,310
19,615	STAG Industrial Inc	734,190
	Total Equity Real Estate Investment Trust	2,764,950
	Food & Staples Retailing – 1.0%
19,116	Sprouts Farmers Market Inc, (2)	475,033
	Food Products – 1.0%
28,400	Hostess Brands Inc, (2)	459,796
	Gas Utilities – 1.1%
9,332	National Fuel Gas Co	487,597
	Health Care Providers & Services – 1.5%
10,257	Tenet Healthcare Corp, (2)	687,116
	Hotels, Restaurants & Leisure – 1.8%
13,711	Brinker International Inc, (2)	848,025
	Household Durables – 1.5%
12,674	PulteGroup Inc	691,620
	Insurance – 3.7%
7,269	eHealth Inc, (2)	424,510

Nuveen NWQ Small/Mid-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	Insurance (continued)
3,635	Everest Re Group Ltd	$916,056
2,425	RenaissanceRe Holdings Ltd	360,888
	Total Insurance	1,701,454
	Interactive Media & Services – 3.9%
27,814	TripAdvisor Inc, (2)	1,120,904
17,437	Yelp Inc, (2)	696,783
	Total Interactive Media & Services	1,817,687
	IT Services – 1.4%
4,820	Euronet Worldwide Inc, (2)	652,387
	Life Sciences Tools & Services – 2.9%
948	Bio-Rad Laboratories Inc, (2)	610,787
8,204	Syneos Health Inc, (2)	734,176
	Total Life Sciences Tools & Services	1,344,963
	Machinery – 2.7%
13,071	Federal Signal Corp	525,846
18,437	Flowserve Corp	743,380
	Total Machinery	1,269,226
	Metals & Mining – 2.9%
9,113	Materion Corp	686,665
4,429	Reliance Steel & Aluminum Co	668,336
	Total Metals & Mining	1,355,001
	Multiline Retail – 1.8%
23,069	Nordstrom Inc, (2)	843,633
	Oil, Gas & Consumable Fuels – 3.3%
99,477	Magnolia Oil & Gas Corp, (2)	1,554,826
	Road & Rail – 1.4%
14,521	Knight-Swift Transportation Holdings Inc	660,125
	Semiconductors & Semiconductor Equipment – 3.4%
4,487	First Solar Inc, (2)	406,118
49,204	Rambus Inc, (2)	1,166,627
	Total Semiconductors & Semiconductor Equipment	1,572,745
	Software – 2.7%
25,522	Teradata Corp, (2)	1,275,334
	Specialty Retail – 4.3%
3,827	Advance Auto Parts Inc	785,071

Shares	Description (1)	Value
	Specialty Retail (continued)
32,559	American Eagle Outfitters Inc	$ 1,221,939
	Total Specialty Retail	2,007,010
	Total Long-Term Investments (cost $34,268,489)	44,319,545

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.2%
	REPURCHASE AGREEMENTS – 5.2%
$ 2,419	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $2,418,772, collateralized by $2,512,800, U.S Treasury Bonds, 1.875%, due 2/15/41, value $2,467,159	0.000%	7/01/21	$ 2,418,772
	Total Short-Term Investments (cost $2,418,772)			2,418,772
	Total Investments (cost $36,687,261) – 100.4%			46,738,317
	Other Assets Less Liabilities – (0.4)%			(169,559)
	Net Assets – 100%			$ 46,568,758
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
See accompanying notes to financial statements.

Nuveen NWQ Small-Cap Value Fund
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.3%
	COMMON STOCKS – 97.3%
	Aerospace & Defense – 2.0%
152,831	Parsons Corp, (2)	$ 6,015,428
	Banks – 15.9%
374,799	Amalgamated Financial Corp	5,858,108
134,781	Ameris Bancorp	6,823,962
332,371	Banc of California Inc	5,829,787
114,718	Bank of NT Butterfield & Son Ltd	4,066,753
120,784	Enterprise Financial Services Corp	5,603,170
149,216	PacWest Bancorp	6,141,731
81,388	South State Corp	6,654,283
79,585	Western Alliance Bancorp	7,389,467
	Total Banks	48,367,261
	Biotechnology – 5.6%
1,490,695	ADMA Biologics Inc, (2)	2,385,112
45,900	Arena Pharmaceuticals Inc, (2)	3,130,380
197,834	Coherus Biosciences Inc, (2)	2,736,044
1,028,249	Rigel Pharmaceuticals Inc, (2)	4,462,601
24,956	United Therapeutics Corp, (2)	4,477,356
	Total Biotechnology	17,191,493
	Capital Markets – 2.3%
173,574	Cowen Inc	7,125,213
	Chemicals – 1.3%
43,482	Innospec Inc	3,939,904
	Communications Equipment – 3.0%
167,158	Digi International Inc, (2)	3,361,547
114,684	Viasat Inc, (2)	5,715,851
	Total Communications Equipment	9,077,398
	Construction & Engineering – 1.6%
85,442	Arcosa Inc	5,018,863
	Diversified Consumer Services – 2.2%
610,080	Houghton Mifflin Harcourt Co, (2)	6,735,283
	Electric Utilities – 2.1%
35,883	IDACORP Inc	3,498,593

Shares	Description (1)	Value
	Electric Utilities (continued)
60,679	Portland General Electric Co	$ 2,796,088
	Total Electric Utilities	6,294,681
	Electrical Equipment – 5.6%
72,458	EnerSys	7,081,320
317,921	nVent Electric PLC	9,931,852
	Total Electrical Equipment	17,013,172
	Electronic Equipment, Instruments & Components – 2.3%
57,474	Belden Inc	2,906,460
185,782	Vishay Intertechnology Inc	4,189,384
	Total Electronic Equipment, Instruments & Components	7,095,844
	Energy Equipment & Services – 3.3%
286,639	National Energy Services Reunited Corp, (2)	4,084,606
399,005	NOV Inc, (2)	6,112,756
	Total Energy Equipment & Services	10,197,362
	Equity Real Estate Investment Trust – 5.9%
236,869	Brandywine Realty Trust	3,247,474
171,575	Easterly Government Properties Inc	3,616,801
424,346	SITE Centers Corp	6,390,651
123,149	STAG Industrial Inc	4,609,467
	Total Equity Real Estate Investment Trust	17,864,393
	Food & Staples Retailing – 1.1%
136,457	Sprouts Farmers Market Inc, (2)	3,390,956
	Food Products – 1.0%
187,864	Hostess Brands Inc, (2)	3,041,518
	Gas Utilities – 1.1%
65,034	National Fuel Gas Co	3,398,027
	Health Care Providers & Services – 1.5%
67,817	Tenet Healthcare Corp, (2)	4,543,061
	Hotels, Restaurants & Leisure – 3.1%
340,378	El Pollo Loco Holdings Inc, (2)	6,225,513
144,923	Ruth's Hospitality Group Inc, (2)	3,337,577
	Total Hotels, Restaurants & Leisure	9,563,090
	Insurance – 0.9%
48,099	eHealth Inc, (2)	2,808,982
	Interactive Media & Services – 4.1%
184,452	TripAdvisor Inc, (2)	7,433,416

Nuveen NWQ Small-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2021
Shares	Description (1)	Value
	Interactive Media & Services (continued)
123,144	Yelp Inc, (2)	$ 4,920,834
	Total Interactive Media & Services	12,354,250
	Leisure Products – 2.4%
205,939	American Outdoor Brands Inc, (2)	7,236,696
	Machinery – 3.6%
95,804	Federal Signal Corp	3,854,195
107,524	Flowserve Corp	4,335,368
133,772	Mayville Engineering Co Inc, (2)	2,690,155
	Total Machinery	10,879,718
	Metals & Mining – 4.0%
63,358	Kaiser Aluminum Corp	7,824,080
60,044	Materion Corp	4,524,315
	Total Metals & Mining	12,348,395
	Multiline Retail – 1.9%
158,102	Nordstrom Inc, (2)	5,781,790
	Oil, Gas & Consumable Fuels – 3.3%
645,042	Magnolia Oil & Gas Corp, (2)	10,082,006
	Pharmaceuticals – 1.1%
64,678	Prestige Consumer Healthcare Inc, (2)	3,369,724
	Road & Rail – 1.7%
305,739	Marten Transport Ltd	5,041,636
	Semiconductors & Semiconductor Equipment – 4.5%
345,959	Rambus Inc, (2)	8,202,688
182,489	Tower Semiconductor Ltd, (2)	5,370,651
	Total Semiconductors & Semiconductor Equipment	13,573,339
	Software – 2.9%
176,345	Teradata Corp, (2)	8,811,960
	Specialty Retail – 2.6%
215,135	American Eagle Outfitters Inc	8,074,017
	Thrifts & Mortgage Finance – 3.4%
92,622	Essent Group Ltd	4,163,359
154,257	HomeStreet Inc	6,284,430
	Total Thrifts & Mortgage Finance	10,447,789
	Total Long-Term Investments (cost $228,654,957)	296,683,249

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.6%
	REPURCHASE AGREEMENTS – 2.6%
$ 8,042	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $8,042,069, collateralized by $8,354,700, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $8,202,949	0.000%	7/01/21	$ 8,042,069
	Total Short-Term Investments (cost $8,042,069)			8,042,069
	Total Investments (cost $236,697,026) – 99.9%			304,725,318
	Other Assets Less Liabilities – 0.1%			348,183
	Net Assets – 100%			$ 305,073,501
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
June 30, 2021
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Assets
Long-term investments, at value (cost $116,226,492, $78,260,346, $62,174,310, $13,374,919, $34,268,489 and $228,654,957, respectively)(1)	$162,529,699	$119,608,139	$80,659,317	$19,238,713	$44,319,545	$296,683,249
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	1,810,831	537,863	—	—
Short-term investments, at value (cost approximates value)	—	1,590,130	2,315,396	435,758	2,418,772	8,042,069
Cash	2,304,439	—	—	—	—	—
Cash denominated in foreign currencies (cost $103,866, $91,639, $—, $—, $—and $—, respectively)	103,472	91,249	—	—	—	—
Receivable for:
Dividends	427,272	357,910	72,963	23,788	37,059	186,022
Investments sold	1,266,419	—	—	137,831	—	—
Reclaims	223,572	477,934	5,441	3,774	—	—
Shares sold	26,509	46,333	27,967	559	76,285	1,145,923
Other assets	322,119	179,393	119,022	65,894	29,588	76,015
Total assets	167,203,501	122,351,088	85,010,937	20,444,180	46,881,249	306,133,278
Liabilities
Cash overdraft	—	5,528	—	104	8	—
Payable for:
Collateral from securities lending program	—	—	1,810,831	537,863	—	—
Dividends	64,563	—	—	—	—	—
Investments purchased - regular settlement	—	—	395,545	—	208,263	—
Shares redeemed	304,133	96,050	293,079	337	24,082	544,592
Accrued expenses:
Custodian fees	75,203	89,632	43,904	34,092	39,360	58,961
Management fees	102,741	58,535	42,552	86	6,250	195,867
Shareholder reporting expenses	23,881	57,354	10,076	6,582	5,347	64,165
Shareholder servicing agent fees	46,295	41,455	14,100	8,299	12,154	113,948
Trustees fees	281,215	140,586	94,253	43,613	365	36,267
12b-1 distribution and service fees	25,891	4,987	10,128	2,285	1,141	12,882
Other	42,703	27,004	18,600	15,917	15,521	33,095
Total liabilities	966,625	521,131	2,733,068	649,178	312,491	1,059,777
Net assets	$166,236,876	$121,829,957	$82,277,869	$19,795,002	$46,568,758	$305,073,501

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares
Net assets	$ 105,751,491	$ 22,153,476	$43,489,489	$ 5,419,483	$ 3,320,921	$ 27,091,010
Shares outstanding	3,291,250	798,889	1,048,981	1,120,390	103,372	492,055
Net asset value ("NAV") per share	$ 32.13	$ 27.73	$ 41.46	$ 4.84	$ 32.13	$ 55.06
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 34.09	$ 29.42	$ 43.99	$ 5.14	$ 34.09	$ 58.42
Class C Shares
Net assets	$ 4,659,706	$ 364,985	$ 1,347,066	$ 1,367,584	$ 538,351	$ 8,428,506
Shares outstanding	145,339	13,841	34,845	352,167	19,527	176,169
NAV and offering price per share	$ 32.06	$ 26.37	$ 38.66	$ 3.88	$ 27.57	$ 47.84
Class R6 Shares
Net assets	$ —	$ —	$ —	$ —	$19,155,098	$ 6,160,391
Shares outstanding	—	—	—	—	579,389	106,614
NAV and offering price per share	$ —	$ —	$ —	$ —	$ 33.06	$ 57.78
Class I Shares
Net assets	$ 55,825,679	$ 99,311,496	$37,441,314	$13,007,935	$23,554,388	$263,393,594
Shares outstanding	1,737,158	3,563,047	894,921	2,672,756	716,819	4,614,671
NAV and offering price per share	$ 32.14	$ 27.87	$ 41.84	$ 4.87	$ 32.86	$ 57.08
Fund level net assets consist of:
Capital paid-in	$ 364,991,280	$ 288,619,783	$71,299,003	$11,297,877	$32,393,741	$218,851,291
Total distributable earnings	(198,754,404)	(166,789,826)	10,978,866	8,497,125	14,175,017	86,222,210
Fund level net assets	$ 166,236,876	$ 121,829,957	$82,277,869	$19,795,002	$46,568,758	$305,073,501
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Includes securities loaned of $1,769,481 and $525,543 for NWQ Multi-Cap Value and NWQ Large-Cap Value respectively.
See accompanying notes to financial statements.

Statement of Operations
Year Ended June 30, 2021
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Investment Income
Dividends	$ 5,661,916	$ 5,241,050	$ 1,182,634	$ 357,180	$ 416,290	$ 2,965,087
Securities lending income, net	1,839	6,311	3,212	843	102	2,299
Foreign tax withheld on dividend income	(289,009)	(454,263)	—	(7,108)	—	—
Total investment income	5,374,746	4,793,098	1,185,846	350,915	416,392	2,967,386
Expenses
Management fees	1,067,676	845,907	469,773	124,846	237,752	1,864,539
12b-1 service fees - Class A Shares	231,210	49,761	89,831	11,039	6,740	60,621
12b-1 distribution and service fees - Class C Shares	91,185	6,168	12,496	17,003	6,108	79,377
12b-1 distribution and service fees - Class R3 Shares(1)	2,788	2,296	—	387	1,041	11,079
Shareholder servicing agent fees	151,116	123,724	53,737	23,021	22,747	388,613
Interest expense	617	805	403	342	92	1,050
Custodian fees	61,378	70,121	37,579	28,136	32,440	46,230
Professional fees	95,333	59,308	34,632	27,233	28,851	58,472
Trustees fees	3,858	3,084	1,679	484	801	5,444
Shareholder reporting expenses	79,417	69,957	28,136	18,372	22,703	128,968
Federal and state registration fees	61,284	58,981	57,556	57,718	70,454	78,114
Other	8,577	8,394	7,039	7,162	7,712	14,038
Total expenses before fee waiver/expense reimbursement	1,854,439	1,298,506	792,861	315,743	437,441	2,736,545
Fee waiver/expense reimbursement	(231,069)	(166,543)	(94,185)	(145,153)	(105,125)	(26,200)
Net expenses	1,623,370	1,131,963	698,676	170,590	332,316	2,710,345
Net investment income (loss)	3,751,376	3,661,135	487,170	180,325	84,076	257,041
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	11,965,025	11,448,651	7,291,444	4,026,635	5,299,311	59,072,369
Options written	52,236	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	35,445,147	25,323,135	21,798,579	2,652,029	8,373,577	51,255,908
Net realized and unrealized gain (loss)	47,462,408	36,771,786	29,090,023	6,678,664	13,672,888	110,328,277
Net increase (decrease) in net assets from operations	$51,213,784	$40,432,921	$29,577,193	$6,858,989	$13,756,964	$110,585,318

(1)	Class R3 shares were converted to Class A shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NWQ Global Equity Income		NWQ International Value
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/21	Year Ended 6/30/20
Operations
Net investment income (loss)	$ 3,751,376	$ 4,076,059	$ 3,661,135	$ 2,946,333
Net realized gain (loss) from:
Investments and foreign currency	11,965,025	(12,951,300)	11,448,651	(1,762,166)
Options written	52,236	62,265	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	35,445,147	(9,095,548)	25,323,135	(17,524,860)
Net increase (decrease) in net assets from operations	51,213,784	(17,908,524)	40,432,921	(16,340,693)
Distributions to Shareholders
Dividends:
Class A Shares	(2,267,018)	(2,229,310)	(382,969)	(665,986)
Class C Shares	(137,057)	(368,666)	(8,350)	(41,146)
Class R3 Shares(1)	(8,915)	(15,950)	(7,359)	(30,895)
Class R6 Shares	—	—	—	—
Class I Shares	(1,334,285)	(1,428,813)	(2,141,648)	(5,574,857)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares(1)	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,747,275)	(4,042,739)	(2,540,326)	(6,312,884)
Fund Share Transactions
Proceeds from sale of shares	20,304,472	25,052,058	11,221,658	21,100,383
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,540,336	3,805,141	2,475,399	6,185,314
	23,844,808	28,857,199	13,697,057	27,285,697
Cost of shares redeemed	(44,874,875)	(72,400,519)	(40,790,878)	(139,293,026)
Net increase (decrease) in net assets from Fund share transactions	(21,030,067)	(43,543,320)	(27,093,821)	(112,007,329)
Net increase (decrease) in net assets	26,436,442	(65,494,583)	10,798,774	(134,660,906)
Net assets at the beginning of period	139,800,434	205,295,017	111,031,183	245,692,089
Net assets at the end of period	$166,236,876	$139,800,434	$121,829,957	$ 111,031,183

(1)	Class R3 shares were converted to Class A shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/21	Year Ended 6/30/20
Operations
Net investment income (loss)	$ 487,170	$ 1,723,460	$ 180,325	$ 1,030,519
Net realized gain (loss) from:
Investments and foreign currency	7,291,444	(14,015,559)	4,026,635	3,154,502
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,798,579	367,739	2,652,029	(8,796,296)
Net increase (decrease) in net assets from operations	29,577,193	(11,924,360)	6,858,989	(4,611,275)
Distributions to Shareholders
Dividends:
Class A Shares	(691,357)	(442,450)	(612,121)	(593,470)
Class C Shares	(14,322)	(10,284)	(328,974)	(380,680)
Class R3 Shares(1), (2)	—	—	(12,876)	(10,557)
Class R6 Shares	—	—	—	—
Class I Shares	(613,033)	(502,661)	(2,024,952)	(4,510,985)
Return of capital:
Class A Shares	(365,765)	—	—	—
Class C Shares	(14,049)	—	—	—
Class R3 Shares(1), (2)	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(296,068)	—	—	—
Decrease in net assets from distributions to shareholders	(1,994,594)	(955,395)	(2,978,923)	(5,495,692)
Fund Share Transactions
Proceeds from sale of shares	13,542,875	3,854,968	2,587,334	5,847,453
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,818,505	878,183	2,860,497	5,423,752
	15,361,380	4,733,151	5,447,831	11,271,205
Cost of shares redeemed	(15,833,969)	(20,355,601)	(8,789,368)	(27,800,929)
Net increase (decrease) in net assets from Fund share transactions	(472,589)	(15,622,450)	(3,341,537)	(16,529,724)
Net increase (decrease) in net assets	27,110,010	(28,502,205)	538,529	(26,636,691)
Net assets at the beginning of period	55,167,859	83,670,064	19,256,473	45,893,164
Net assets at the end of period	$ 82,277,869	$ 55,167,859	$19,795,002	$ 19,256,473

(1)	Class R3 shares were converted to Class A shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
(2)	Effective August 5, 2019, Class R3 Shares of NWQ Multi-Cap Value are no long being offered for sale.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/21	Year Ended 6/30/20
Operations
Net investment income (loss)	$ 84,076	$ 185,422	$ 257,041	$ 1,791,231
Net realized gain (loss) from:
Investments and foreign currency	5,299,311	(464,971)	59,072,369	(19,751,510)
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	8,373,577	(2,487,259)	51,255,908	(44,065,240)
Net increase (decrease) in net assets from operations	13,756,964	(2,766,808)	110,585,318	(62,025,519)
Distributions to Shareholders
Dividends:
Class A Shares	(6,042)	(11,173)	(135,444)	(2,691,806)
Class C Shares	—	—	—	(819,126)
Class R3 Shares(1)	(71)	(362)	(8,403)	(208,715)
Class R6 Shares	(66,601)	(74,182)	(57,035)	(1,295,452)
Class I Shares	(65,867)	(54,788)	(1,474,480)	(23,595,162)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares(1)	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(138,581)	(140,505)	(1,675,362)	(28,610,261)
Fund Share Transactions
Proceeds from sale of shares	24,039,673	13,803,121	79,786,080	97,163,173
Proceeds from shares issued to shareholders due to reinvestment of distributions	137,331	137,529	1,598,145	27,180,359
	24,177,004	13,940,650	81,384,225	124,343,532
Cost of shares redeemed	(12,096,775)	(13,779,883)	(80,440,650)	(390,798,548)
Net increase (decrease) in net assets from Fund share transactions	12,080,229	160,767	943,575	(266,455,016)
Net increase (decrease) in net assets	25,698,612	(2,746,546)	109,853,531	(357,090,796)
Net assets at the beginning of period	20,870,146	23,616,692	195,219,970	552,310,766
Net assets at the end of period	$ 46,568,758	$ 20,870,146	$305,073,501	$ 195,219,970

(1)	Class R3 shares were converted to Class A shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.

Financial Highlights
NWQ Global Equity Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/09)
2021	$23.44	$0.68	$ 8.70	$ 9.38	$(0.69)	$ —	$(0.69)	$32.13
2020	26.59	0.57	(3.10)	(2.53)	(0.62)	—	(0.62)	23.44
2019	27.45	0.69	(0.20)	0.49	(0.72)	(0.63)	(1.35)	26.59
2018	27.34	0.83	0.12	0.95	(0.60)	(0.24)	(0.84)	27.45
2017	24.47	0.94	2.87	3.81	(0.94)	—*	(0.94)	27.34
Class C (09/09)
2021	23.40	0.44	8.70	9.14	(0.48)	—	(0.48)	32.06
2020	26.54	0.40	(3.11)	(2.71)	(0.43)	—	(0.43)	23.40
2019	27.39	0.46	(0.16)	0.30	(0.52)	(0.63)	(1.15)	26.54
2018	27.28	0.62	0.11	0.73	(0.38)	(0.24)	(0.62)	27.39
2017	24.42	1.18	2.42	3.60	(0.74)	—*	(0.74)	27.28
Class I (09/09)
2021	23.45	0.75	8.70	9.45	(0.76)	—	(0.76)	32.14
2020	26.60	0.63	(3.10)	(2.47)	(0.68)	—	(0.68)	23.45
2019	27.46	0.74	(0.18)	0.56	(0.79)	(0.63)	(1.42)	26.60
2018	27.35	0.90	0.12	1.02	(0.67)	(0.24)	(0.91)	27.46
2017	24.48	0.94	2.93	3.87	(1.00)	—*	(1.00)	27.35

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

40.43%	$105,751	1.26%	2.29%	1.11%	2.44%	42
(9.53)	80,897	1.24	2.24	1.11	2.37	53
2.23	103,494	1.19	2.52	1.11	2.60	30
3.42	118,895	1.18	2.85	1.11	2.92	31
15.75	152,606	1.33	3.36	1.11	3.58	86

39.34	4,660	2.01	1.49	1.86	1.64	42
(10.18)	14,342	1.99	1.48	1.86	1.61	53
1.45	37,564	1.94	1.68	1.86	1.76	30
2.65	67,535	1.93	2.10	1.86	2.16	31
14.87	81,440	2.03	4.24	1.86	4.41	86

40.76	55,826	1.01	2.54	0.86	2.69	42
(9.25)	43,978	0.99	2.49	0.86	2.62	53
2.45	63,168	0.94	2.73	0.86	2.81	30
3.69	82,677	0.92	3.08	0.86	3.15	31
16.03	91,922	1.07	3.41	0.86	3.62	86
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ International Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/99)
2021	$20.17	$0.70	$ 7.34	$ 8.04	$(0.48)	$ —	$(0.48)	$27.73
2020	23.39	0.32	(2.83)	(2.51)	(0.71)	—	(0.71)	20.17
2019	25.16	0.50	(2.01)	(1.51)	(0.26)	—	(0.26)	23.39
2018	24.91	0.38	0.62	1.00	(0.75)	—	(0.75)	25.16
2017(e)	22.22	0.40	2.71	3.11	(0.42)	—	(0.42)	24.91
2016	24.59	0.47	(2.53)	(2.06)	(0.31)	—	(0.31)	22.22
Class C (12/99)
2021	19.20	0.43	7.04	7.47	(0.30)	—	(0.30)	26.37
2020	22.28	0.16	(2.73)	(2.57)	(0.51)	—	(0.51)	19.20
2019	23.94	0.25	(1.84)	(1.59)	(0.07)	—	(0.07)	22.28
2018	23.70	0.17	0.61	0.78	(0.54)	—	(0.54)	23.94
2017(e)	21.13	0.21	2.61	2.82	(0.25)	—	(0.25)	23.70
2016	23.39	0.28	(2.41)	(2.13)	(0.13)	—	(0.13)	21.13
Class I (12/99)
2021	20.27	0.75	7.38	8.13	(0.53)	—	(0.53)	27.87
2020	23.50	0.36	(2.82)	(2.46)	(0.77)	—	(0.77)	20.27
2019	25.29	0.58	(2.04)	(1.46)	(0.33)	—	(0.33)	23.50
2018	25.03	0.46	0.62	1.08	(0.82)	—	(0.82)	25.29
2017(e)	22.33	0.50	2.68	3.18	(0.48)	—	(0.48)	25.03
2016	24.72	0.53	(2.54)	(2.01)	(0.38)	—	(0.38)	22.33

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return (b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate (d)

40.20%	$ 22,153	1.28%	2.74%	1.15%	2.88%	24%
(11.24)	17,579	1.33	1.36	1.15	1.55	22
(5.90)	23,088	1.32	1.95	1.15	2.11	14
3.92	26,710	1.27	1.34	1.15	1.46	17
14.24	28,490	1.27*	1.78*	1.15*	1.90*	23
(8.38)	30,998	1.34	2.10	1.33	2.11	20

39.17	365	2.03	1.79	1.90	1.93	24
(11.88)	963	2.08	0.57	1.90	0.76	22
(6.68)	3,055	2.07	0.97	1.90	1.14	14
3.20	9,986	2.02	0.56	1.90	0.68	17
13.47	11,688	2.02*	0.95*	1.90*	1.06*	23
(9.11)	16,182	2.09	1.32	2.08	1.33	20

40.51	99,311	1.03	2.96	0.90	3.10	24
(11.00)	91,781	1.08	1.49	0.90	1.68	22
(5.67)	218,300	1.07	2.31	0.90	2.48	14
4.20	251,067	1.02	1.65	0.90	1.76	17
14.51	255,113	1.02*	2.25*	0.90*	2.36*	23
(8.17)	179,707	1.09	2.37	1.08	2.38	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the eleven months ended June 30, 2017. Periods prior to 2017 are for the fiscal year ended July 31.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Multi-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/02)
2021	$27.13	$ 0.22	$15.15	$15.37	$(0.69)	$ —	$(0.35)	$(1.04)	$41.46
2020	32.55	0.66	(5.70)	(5.04)	(0.38)	—	—	(0.38)	27.13
2019	31.84	0.26	0.45	0.71	—	—	—	—	32.55
2018(e)	29.15	(0.18)	3.42	3.24	(0.55)	—	—	(0.55)	31.84
2017	23.86	0.46	5.04	5.50	(0.21)	—	—	(0.21)	29.15
Class C (12/02)
2021	25.32	(0.03)	14.14	14.11	(0.42)	—	(0.35)	(0.77)	38.66
2020	30.40	0.42	(5.37)	(4.95)	(0.13)	—	—	(0.13)	25.32
2019	29.97	(0.02)	0.45	0.43	—	—	—	—	30.40
2018(e)	27.46	(0.37)	3.19	2.82	(0.31)	—	—	(0.31)	29.97
2017	22.49	0.20	4.80	5.00	(0.03)	—	—	(0.03)	27.46
Class I (11/97)
2021	27.37	0.30	15.30	15.60	(0.78)	—	(0.35)	(1.13)	41.84
2020	32.83	0.75	(5.75)	(5.00)	(0.46)	—	—	(0.46)	27.37
2019	32.03	0.34	0.46	0.80	—	—	—	—	32.83
2018(e)	29.33	(0.11)	3.43	3.32	(0.62)	—	—	(0.62)	32.03
2017	24.00	0.49	5.11	5.60	(0.27)	—	—	(0.27)	29.33

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

57.70%	$43,489	1.29%	0.50%	1.15%	0.64%	58%
(15.73)	29,133	1.30	2.15	1.15	2.30	54
2.23	42,199	1.26	0.73	1.15	0.84	23
11.14	30,003	1.24	(0.67)	1.15	(0.58)	118
23.08	30,955	1.25	1.64	1.15	1.74	46

56.54	1,347	2.04	(0.23)	1.90	(0.09)	58
(16.37)	1,632	2.05	1.41	1.90	1.56	54
1.43	2,672	2.01	(0.17)	1.90	(0.06)	23
10.29	21,143	1.99	(1.39)	1.90	(1.29)	118
22.17	23,652	2.00	0.70	1.90	0.80	46

58.09	37,441	1.04	0.74	0.90	0.88	58
(15.51)	24,403	1.05	2.41	0.90	2.56	54
2.50	38,712	1.01	0.97	0.90	1.08	23
11.37	40,008	0.99	(0.44)	0.90	(0.35)	118
23.45	40,694	1.00	1.74	0.90	1.84	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	Per share Net investment income (loss) and Net Investment Income (Loss) to Average Net Assets ratios include a change in estimated return of capital recorded by the Fund during the fiscal year ended June 30, 2018. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the issuers of certain securities. If such change in estimate were excluded, per share Net Investment Income (Loss) and the ratios of Net Investment Income (Loss) to Average Net Assets for each share class would have been as follows:

	Per Share Net Investment Income (Loss)(a)	Ratios of Net Investment Income (Loss) to Average Net Assets Before Reimbursement	Ratios of Net Investment Income (Loss) to Average Net Assets After Reimbursement
Class A	$ 0.21	0.60%	0.69%
Class C	(0.01)	(0.12)	(0.03)
Class I	0.28	0.83	0.92
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Large-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2021	$3.96	$0.03	$ 1.57	$ 1.60	$(0.15)	$(0.57)	$(0.72)	$4.84
2020	5.15	0.12	(0.62)	(0.50)	(0.09)	(0.60)	(0.69)	3.96
2019	6.72	0.07	(0.19)	(0.12)	(0.03)	(1.42)	(1.45)	5.15
2018	7.88	0.06	0.61	0.67	(0.17)	(1.66)	(1.83)	6.72
2017	7.27	0.07	1.32	1.39	(0.10)	(0.68)	(0.78)	7.88
Class C (12/06)
2021	3.28	0.01	1.26	1.27	(0.10)	(0.57)	(0.67)	3.88
2020	4.36	0.07	(0.51)	(0.44)	(0.04)	(0.60)	(0.64)	3.28
2019	5.95	0.02	(0.19)	(0.17)	—	(1.42)	(1.42)	4.36
2018	7.16	0.01	0.54	0.55	(0.10)	(1.66)	(1.76)	5.95
2017	6.66	0.01	1.21	1.22	(0.04)	(0.68)	(0.72)	7.16
Class I (12/06)
2021	3.98	0.05	1.57	1.62	(0.16)	(0.57)	(0.73)	4.87
2020	5.17	0.13	(0.62)	(0.49)	(0.10)	(0.60)	(0.70)	3.98
2019	6.75	0.08	(0.19)	(0.11)	(0.05)	(1.42)	(1.47)	5.17
2018	7.91	0.08	0.61	0.69	(0.19)	(1.66)	(1.85)	6.75
2017	7.29	0.09	1.33	1.42	(0.12)	(0.68)	(0.80)	7.91

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

44.10%	$ 5,419	1.76%	0.02%	1.00%	0.79%	42
(12.08)	4,233	1.40	2.16	1.00	2.56	59
1.96	4,395	1.27	0.99	1.00	1.26	35
8.71	4,556	1.19	0.64	1.00	0.83	48
19.64	6,473	1.18	0.88	1.18	0.88	46

42.65	1,368	2.51	(0.58)	1.75	0.19	42
(12.62)	1,758	2.15	1.41	1.75	1.82	59
1.21	2,882	2.02	0.22	1.75	0.48	35
7.86	4,275	1.94	(0.11)	1.75	0.08	48
18.62	5,652	1.93	0.13	1.93	0.13	46

44.50	13,008	1.51	0.34	0.75	1.11	42
(11.81)	13,196	1.15	2.40	0.75	2.81	59
2.13	38,538	1.02	1.20	0.75	1.46	35
8.96	60,371	0.94	0.89	0.75	1.08	48
19.85	74,352	0.93	1.12	0.93	1.12	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Small/Mid-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2021	$20.05	$ 0.01	$12.13	$12.14	$(0.06)	$ —	$(0.06)	$32.13
2020	23.47	0.11	(3.45)	(3.34)	(0.08)	—	(0.08)	20.05
2019	36.02	0.08	(3.94)	(3.86)	—	(8.69)	(8.69)	23.47
2018	33.23	(0.08)	4.61	4.53	(0.01)	(1.73)	(1.74)	36.02
2017	27.78	0.01	5.44	5.45	—	—	—	33.23
Class C (12/06)
2021	17.29	(0.14)	10.42	10.28	—	—	—	27.57
2020	20.33	(0.03)	(3.01)	(3.04)	—	—	—	17.29
2019	32.87	(0.12)	(3.73)	(3.85)	—	(8.69)	(8.69)	20.33
2018	30.68	(0.32)	4.24	3.92	—	(1.73)	(1.73)	32.87
2017	25.84	(0.22)	5.06	4.84	—	—	—	30.68
Class R6 (06/16)
2021	20.64	0.10	12.49	12.59	(0.17)	—	(0.17)	33.06
2020	24.15	0.21	(3.54)	(3.33)	(0.18)	—	(0.18)	20.64
2019	36.62	0.20	(3.98)	(3.78)	—	(8.69)	(8.69)	24.15
2018	33.70	0.06	4.69	4.75	(0.10)	(1.73)	(1.83)	36.62
2017	28.05	(0.08)	5.73	5.65	—	—	—	33.70
Class I (12/06)
2021	20.49	0.07	12.42	12.49	(0.12)	—	(0.12)	32.86
2020	23.99	0.19	(3.55)	(3.36)	(0.14)	—	(0.14)	20.49
2019	36.50	0.16	(3.98)	(3.82)	—	(8.69)	(8.69)	23.99
2018	33.65	0.01	4.67	4.68	(0.10)	(1.73)	(1.83)	36.50
2017	28.05	0.08	5.52	5.60	—	—	—	33.65

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

60.64%	$ 3,321	1.64%	(0.28) %	1.31%	0.06%	57
(14.29)	2,599	1.85	(0.01)	1.31	0.54	58
(6.42)	3,137	1.73	(0.13)	1.31	0.29	54
13.98	4,512	1.53	(0.46)	1.31	(0.24)	49
19.62	5,529	1.43	(0.08)	1.31	0.03	88

59.46	538	2.39	(0.99)	2.06	(0.65)	57
(14.95)	763	2.60	(0.73)	2.06	(0.19)	58
(7.13)	1,374	2.48	(0.90)	2.06	(0.47)	54
13.12	3,194	2.29	(1.22)	2.06	(0.99)	49
18.73	3,078	2.18	(0.87)	2.06	(0.74)	88

61.19	19,155	1.28	0.04	0.95	0.37	57
(13.93)	8,747	1.43	0.42	0.88	0.96	58
(6.03)	9,691	1.32	0.29	0.90	0.72	54
14.44	9,629	1.13	(0.07)	0.89	0.17	49
20.14	5,820	1.05	(0.39)	0.90	(0.24)	88

61.03	23,554	1.39	(0.07)	1.06	0.26	57
(14.07)	8,457	1.60	0.34	1.06	0.89	58
(6.19)	8,874	1.48	0.13	1.06	0.55	54
14.25	20,522	1.25	(0.18)	1.06	0.02	49
19.96	44,750	1.18	0.12	1.06	0.24	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Small-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2021	$33.98	$(0.02)	$21.36	$21.34	$(0.26)	$ —	$(0.26)	$55.06
2020	42.97	0.11	(6.36)	(6.25)	(0.01)	(2.73)	(2.74)	33.98
2019	55.23	0.03	(7.03)	(7.00)	—	(5.26)	(5.26)	42.97
2018	49.16	(0.16)	8.34	8.18	—	(2.11)	(2.11)	55.23
2017	42.06	(0.16)	8.62	8.46	—	(1.36)	(1.36)	49.16
Class C (12/04)
2021	29.57	(0.31)	18.58	18.27	—	—	—	47.84
2020	37.99	(0.16)	(5.53)	(5.69)	—	(2.73)	(2.73)	29.57
2019	49.96	(0.28)	(6.43)	(6.71)	—	(5.26)	(5.26)	37.99
2018	44.98	(0.50)	7.59	7.09	—	(2.11)	(2.11)	49.96
2017	38.87	(0.48)	7.95	7.47	—	(1.36)	(1.36)	44.98
Class R6 (02/13)
2021	35.66	0.17	22.41	22.58	(0.46)	—	(0.46)	57.78
2020	44.93	0.28	(6.63)	(6.35)	(0.19)	(2.73)	(2.92)	35.66
2019	57.24	0.22	(7.27)	(7.05)	—	(5.26)	(5.26)	44.93
2018	50.67	0.05	8.63	8.68	—	(2.11)	(2.11)	57.24
2017	43.13	0.04	8.86	8.90	—	(1.36)	(1.36)	50.67
Class I (12/04)
2021	35.21	0.08	22.15	22.23	(0.36)	—	(0.36)	57.08
2020	44.43	0.20	(6.57)	(6.37)	(0.12)	(2.73)	(2.85)	35.21
2019	56.75	0.16	(7.22)	(7.06)	—	(5.26)	(5.26)	44.43
2018	50.34	(0.03)	8.55	8.52	—	(2.11)	(2.11)	56.75
2017	42.93	(0.06)	8.83	8.77	—	(1.36)	(1.36)	50.34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

63.00%	$ 27,091	1.37%	(0.05) %	1.36%	(0.04) %	86
(15.95)	24,846	1.35	0.28	1.35	0.28	43
(11.47)	66,539	1.24	0.07	1.24	0.07	62
16.94	82,161	1.27	(0.31)	1.27	(0.31)	67
20.12	82,559	1.30	(0.34)	1.30	(0.34)	57

61.79	8,429	2.12	(0.81)	2.11	(0.80)	86
(16.58)	7,644	2.10	(0.49)	2.10	(0.49)	43
(12.14)	13,419	1.99	(0.68)	1.99	(0.68)	62
16.05	21,723	2.01	(1.05)	2.01	(1.05)	67
19.21	23,251	2.05	(1.10)	2.05	(1.10)	57

63.67	6,160	0.95	0.35	0.94	0.36	86
(15.55)	6,315	0.91	0.70	0.91	0.70	43
(11.12)	10,899	0.86	0.46	0.86	0.46	62
17.41	11,093	0.85	0.10	0.85	0.10	67
20.64	9,284	0.86	0.09	0.86	0.09	57

63.42	263,394	1.11	0.15	1.10	0.16	86
(15.75)	154,309	1.10	0.51	1.10	0.51	43
(11.26)	456,623	0.99	0.33	0.99	0.33	62
17.22	642,477	1.01	(0.05)	1.01	(0.05)	67
20.43	590,033	1.05	(0.12)	1.05	(0.12)	57

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information. For the period July 1, 2017 through May 27, 2021, the Adviser did not reimburse the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust and Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Nuveen Investment Trust is comprised of the Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), among others, and Nuveen Investment Trust II is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts in 1996 and 1997, respectively.
The end of the reporting period for the Funds is June 30, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 Shares and Class I Shares are sold without an up-front sales charge. Class R3 Shares were also sold without an up-front sales charge and converted to Class A Shares after the close of business on June 4, 2021.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the following Funds' investments in non-U.S. securities were as follows:
NWQ Global Equity Income	Value	% of Net Assets
Country:
Germany	$19,811,633	11.9%
Japan	12,941,230	7.8
United Kingdom	11,563,872	7.0
South Korea	7,851,495	4.7
China	5,496,490	3.3
Belgium	3,188,230	1.9
Netherlands	3,135,494	1.9
Singapore	2,929,467	1.8
Canada	2,827,956	1.7
Other	11,575,429	7.0
Total non-U.S. securities	$81,321,296	49.0%

NWQ International Value	Value	% of Net Assets
Country:
Japan	$ 27,570,062	22.6%
Germany	17,681,532	14.5
United Kingdom	12,143,939	10.0
South Korea	10,158,900	8.3
France	10,146,232	8.3
Netherlands	8,535,953	7.0
Switzerland	6,065,222	5.0
Belgium	5,046,691	4.1
Australia	3,973,678	3.3
Other	14,494,805	12.0
Total non-U.S. securities	$115,817,014	95.1%

Notes to Financial Statements (continued)
Indemnifications
Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. Each Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.
Over-the-counter ("OTC") options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:

Notes to Financial Statements (continued)
NWQ Global Equity Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$80,329,229	$75,623,651**	$ —	$155,952,880
Convertible Preferred Securities	5,568,576	—	—	5,568,576
Structured Notes	—	1,008,243	—	1,008,243
Total	$85,897,805	$76,631,894	$ —	$162,529,699

NWQ International Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$18,648,869	$100,959,270**	$ —	$119,608,139
Short-Term Investments:
Repurchase Agreements	—	1,590,130	—	1,590,130
Total	$18,648,869	$102,549,400	$ —	$121,198,269

NWQ Multi-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$80,659,317	$ —	$ —	$80,659,317
Investments Purchased with Collateral from Securities Lending	1,810,831	—	—	1,810,831
Short-Term Investments:
Repurchase Agreements	—	2,315,396	—	2,315,396
Total	$82,470,148	$2,315,396	$ —	$84,785,544

NWQ Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$19,238,713	$ —	$ —	$19,238,713
Investments Purchased with Collateral from Securities Lending	537,863	—	—	537,863
Short-Term Investments:
Repurchase Agreements	—	435,758	—	435,758
Total	$19,776,576	$435,758	$ —	$20,212,334

NWQ Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$44,319,545	$ —	$ —	$44,319,545
Short-Term Investments:
Repurchase Agreements	—	2,418,772	—	2,418,772
Total	$44,319,545	$2,418,772	$ —	$46,738,317

NWQ Small-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$296,683,249	$ —	$ —	$296,683,249
Short-Term Investments:
Repurchase Agreements	—	8,042,069	—	8,042,069
Total	$296,683,249	$8,042,069	$ —	$304,725,318

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
NWQ International Value	Fixed Income Clearing Corporation	$1,590,130	$(1,621,973)
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	2,315,396	(2,361,709)
NWQ Large-Cap Value	Fixed Income Clearing Corporation	435,758	(444,477)
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	2,418,772	(2,467,159)
NWQ Small-Cap Value	Fixed Income Clearing Corporation	8,042,069	(8,202,949)
Securities Lending
Effective August 14, 2020, the Funds may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds' custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the current reporting period, the total value of the loaned securities and the total value of collateral received for NWQ Multi-Cap Value and NWQ Large-Cap Value were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
NWQ Multi-Cap Value	Common Stock	$1,769,481	$1,810,831
NWQ Large-Cap Value	Common Stock	525,543	537,863
Investment Transactions
Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions where applicable) during the current fiscal period were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Purchases	$62,136,857	$28,107,890	$37,485,570	$ 7,771,350	$27,880,317	$194,470,976
Sales and maturities	85,197,240	54,415,318	40,971,446	14,042,330	16,833,945	198,557,156
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Options Transactions
The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period NWQ Global Equity Income wrote call options to manage risk and hedge against adverse movement in a security held in the portfolio.
The average notional amount of outstanding options written during the current fiscal period, was as follows:
NWQ Global Equity Income
Average notional amount of outstanding options written*	$ —

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund wrote call options during the current fiscal period. However the Fund did not have any such positions outstanding at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options written	$52,236	$ —
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 6/30/21		Year Ended 6/30/20
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	426,771	$ 11,630,534	622,088	$ 15,874,130
Class A – automatic conversion of Class C Shares	3,861	104,250	5,470	145,931
Class A - automatic conversion of Class R3 Shares	19,586	645,359	—	—
Class C	3,336	97,623	5,049	123,856
Class R3(1)	3,523	93,253	3,295	78,065
Class I	272,707	7,733,453	348,559	8,830,076
Shares issued to shareholders due to reinvestment of distributions:
Class A	73,787	2,091,541	87,786	2,061,101
Class C	5,123	136,127	14,057	331,546
Class R3(1)	320	8,479	525	12,254
Class I	46,034	1,304,189	59,328	1,400,240
	855,048	23,844,808	1,146,157	28,857,199
Shares redeemed:
Class A	(683,432)	(18,493,548)	(1,156,215)	(28,840,988)
Class C	(472,171)	(12,719,643)	(816,149)	(20,603,778)
Class C – automatic conversion to Class A Shares	(3,872)	(104,250)	(5,485)	(145,931)
Class R3(1)	(9,126)	(243,570)	(19,185)	(488,912)
Class R3 – automatic conversion to Class A Shares	(19,628)	(645,359)	—	—
Class I	(457,297)	(12,668,505)	(906,880)	(22,320,910)
	(1,645,526)	(44,874,875)	(2,903,914)	(72,400,519)
Net increase (decrease)	(790,478)	$(21,030,067)	(1,757,757)	$(43,543,320)

(1)	Class R3 shares were converted to Class A shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Year Ended 6/30/21		Year Ended 6/30/20
NWQ International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	121,453	$ 2,958,668	144,734	$ 3,155,152
Class A - automatic conversion of Class R3 Shares	17,870	511,446	—	—
Class C	2,668	63,807	4,492	97,867
Class R3(1)	10,274	246,062	16,427	357,832
Class I	316,193	7,441,675	838,110	17,489,532
Shares issued to shareholders due to reinvestment of distributions:
Class A	13,689	337,720	24,604	593,941
Class C	354	8,350	1,456	33,566
Class R3(1)	276	6,867	722	17,576
Class I	85,687	2,122,462	228,746	5,540,231
	568,464	13,697,057	1,259,291	27,285,697
Shares redeemed:
Class A	(225,773)	(5,406,566)	(284,696)	(6,207,432)
Class C	(39,315)	(874,935)	(92,950)	(1,978,088)
Class R3(1)	(27,659)	(617,580)	(35,273)	(765,049)
Class R3 – automatic conversion to Class A Shares	(17,752)	(511,446)	—	—
Class I	(1,367,262)	(33,380,351)	(5,827,938)	(130,342,457)
	(1,677,761)	(40,790,878)	(6,240,857)	(139,293,026)
Net increase (decrease)	(1,109,297)	$(27,093,821)	(4,981,566)	$(112,007,329)

(1)	Class R3 shares were converted to Class A shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

Notes to Financial Statements (continued)
	Year Ended 6/30/21		Year Ended 6/30/20
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	154,916	$ 5,818,601	27,163	$ 831,217
Class C	9,071	343,717	9,896	294,603
Class R3(1)	—	—	18	589
Class I	188,713	7,380,557	94,046	2,728,559
Shares issued to shareholders due to reinvestment of distributions:
Class A	28,287	924,684	11,379	386,309
Class C	927	28,371	270	8,599
Class R3(1)	—	—	—	—
Class I	26,265	865,450	14,127	483,275
	408,179	15,361,380	156,899	4,733,151
Shares redeemed:
Class A	(208,004)	(7,334,660)	(261,055)	(7,900,748)
Class C	(39,589)	(1,174,798)	(33,617)	(949,685)
Class R3(1)	—	—	(2,716)	(87,803)
Class I	(211,628)	(7,324,511)	(395,603)	(11,417,365)
	(459,221)	(15,833,969)	(692,991)	(20,355,601)
Net increase (decrease)	(51,042)	$ (472,589)	(536,092)	$(15,622,450)

(1)	Effective August 5, 2019, Class R3 Shares of NWQ Multi-Cap Value are no long being offered for sale.

	Year Ended 6/30/21		Year Ended 6/30/20
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	322,659	$ 1,449,170	354,482	$ 1,507,248
Class C	8,152	29,397	51,999	222,083
Class I	244,980	1,108,767	966,472	4,118,122
Shares issued to shareholders due to reinvestment of distributions:
Class A	128,929	534,102	115,189	559,866
Class C	98,694	328,974	94,967	380,680
Class R3(1)	3,168	12,889	2,211	10,558
Class I	475,865	1,984,532	915,103	4,472,648
	1,282,447	5,447,831	2,500,423	11,271,205
Shares redeemed:
Class A	(400,159)	(1,736,597)	(254,333)	(1,178,132)
Class C	(291,381)	(1,048,353)	(271,314)	(1,012,392)
Class R3(1)	(20,859)	(102,627)	(3)	(13)
Class I	(1,360,658)	(5,901,791)	(6,018,921)	(25,610,392)
	(2,073,057)	(8,789,368)	(6,544,571)	(27,800,929)
Net increase (decrease)	(790,610)	$(3,341,537)	(4,044,148)	$(16,529,724)

(1)	Class R3 shares were converted to Class A shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Year Ended 6/30/21		Year Ended 6/30/20
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	24,847	$ 656,651	25,443	$ 540,705
Class A - automatic conversion of Class R3 Shares	4,901	159,866	—	—
Class C	1,778	41,304	4,020	81,806
Class R3(1)	85	1,704	1,977	45,279
Class R6	369,861	10,847,937	168,348	3,814,627
Class I	446,815	12,332,211	414,155	9,320,704
Shares issued to shareholders due to reinvestment of distributions:
Class A	203	5,122	343	8,662
Class R3(1)	3	70	14	334
Class R6	2,557	66,454	2,861	74,018
Class I	2,541	65,685	2,120	54,515
	853,591	24,177,004	619,281	13,940,650
Shares redeemed:
Class A	(56,242)	(1,289,387)	(29,770)	(645,695)
Class C	(26,360)	(555,748)	(27,507)	(536,103)
Class R3(1)	(10,876)	(248,890)	(10,230)	(226,901)
Class R3 – automatic conversion to Class A Shares	(5,140)	(159,866)	—	—
Class R6	(216,832)	(5,761,009)	(148,637)	(3,366,219)
Class I	(145,169)	(4,081,875)	(373,549)	(9,004,965)
	(460,619)	(12,096,775)	(589,693)	(13,779,883)
Net increase (decrease)	392,972	$ 12,080,229	29,588	$ 160,767

(1)	Class R3 shares were converted to Class A shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Year Ended 6/30/21		Year Ended 6/30/20
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	59,621	$ 2,636,709	175,052	$ 6,835,666
Class A - automatic conversion of Class R3 Shares	49,351	2,749,338	—	—
Class C	12,698	495,727	31,930	1,181,204
Class R3(1)	14,228	652,815	20,998	776,149
Class R6	25,165	1,096,983	368,855	17,044,216
Class I	1,416,183	72,154,508	1,791,421	71,325,938
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,576	112,232	48,977	2,133,928
Class C	—	—	18,820	716,456
Class R3(1)	145	6,160	2,499	106,326
Class R6	726	33,137	22,059	1,010,576
Class I	32,061	1,446,616	513,460	23,213,073
	1,612,754	81,384,225	2,994,071	124,343,532
Shares redeemed:
Class A	(350,791)	(14,493,897)	(1,041,299)	(43,111,310)
Class C	(95,036)	(3,484,220)	(145,455)	(4,977,208)
Class R3(1)	(27,258)	(1,148,976)	(74,868)	(2,932,323)
Class R3 – automatic conversion to Class A Shares	(50,623)	(2,749,338)	—	—
Class R6	(96,399)	(4,080,699)	(456,369)	(20,266,869)
Class I	(1,215,868)	(54,483,520)	(8,199,620)	(319,510,838)
	(1,835,975)	(80,440,650)	(9,917,611)	(390,798,548)
Net increase (decrease)	(223,221)	$ 943,575	(6,923,540)	$(266,455,016)

(1)	Class R3 shares were converted to Class A shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

Notes to Financial Statements (continued)
the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2021.
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Tax cost of investments	$117,954,512	$84,293,639	$66,318,358	$14,435,093	$36,754,661	$238,272,940
Gross unrealized:
Appreciation	$ 46,833,627	$43,569,416	$19,473,876	$ 6,056,754	$10,560,109	$ 72,978,307
Depreciation	(2,258,440)	(6,664,786)	(1,006,690)	(279,513)	(576,453)	(6,525,929)
Net unrealized appreciation (depreciation) of investments	$ 44,575,187	$36,904,630	$18,467,186	$ 5,777,241	$ 9,983,656	$ 66,452,378
Permanent differences, primarily due to federal taxes paid, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations, real estate investment trust adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2021, the Funds’ tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2021, the Funds' tax year end, were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Undistributed net ordinary income[1,2]	$3,657,328	$4,277,531	$ —	$ 691,049	$ 813,565	$ 136,318
Undistributed net long-term capital gains	—	—	—	2,028,835	3,377,796	19,633,514

[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 30, 2021 and paid on July 1, 2021.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended June 30, 2021 and June 30, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[2]	$3,747,275	$2,540,326	$1,318,712	$ 942,137	$138,581	$1,675,362
Distributions from net long-term capital gains	—	—	—	2,036,786	—	—
Return of capital	—	—	675,882	—	—	—

2020	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[2]	$4,042,739	$6,312,884	$955,395	$ 798,565	$140,505	$ 1,108,095
Distributions from net long-term capital gains	—	—	—	4,697,127	—	27,502,166
Return of capital	—	—	—	—	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of June 30, 2021, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NWQ Global Equity Income[3]	NWQ International Value	NWQ Multi-Cap Value
Not subject to expiration:
Short-term	$ 4,712,866	$ 7,143,330	$ 479,658
Long-term	240,806,661	200,841,911	6,915,034
Total	$245,519,527	$207,985,241	$7,394,692

[3]	NWQ Global Equity Income's capital loss carryforward is subject to significant limitations under the Internal Revenue Code and related regulations. In particular, it is expected that the Fund will only be able to annually utilize approximately $4 million of its outstanding capital loss carryforward for the next seventeen years, at which point the annual limitation will further be reduced to approximately $1.2 million.
During the Funds' tax year ended June 30, 2021, the following Funds utilized capital loss carryforwards as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Utilized capital loss carryforwards	$12,237,763	$9,875,889	$7,353,940	$1,012,611	$36,718,021
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For the next $3 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4500	0.4500	0.4500	0.4000	0.5000	0.5500
For the next $2.5 billion	0.4375	0.4375	0.4375	0.3875	0.4875	0.5375
For net assets over $10 billion	0.4250	0.4250	0.4250	0.3750	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

Notes to Financial Statements (continued)
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2021, the complex-level fee for each Fund was 0.1539%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity Income	0.90%	July 31, 2023	N/A
NWQ International Value	0.94	July 31, 2023	N/A
NWQ Multi-Cap Value	0.94	July 31, 2023	N/A
NWQ Large-Cap Value	0.79	July 31, 2023	1.35%
NWQ Small/Mid-Cap Value	1.10	July 31, 2023	1.45
NWQ Small-Cap Value	0.99*	July 31, 2023	N/A
* Effective May 28, 2021. Prior to May 28, 2021, the Fund had a permanent expense cap of 1.50%.
N/A Not Applicable
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Sales charges collected (Unaudited)	$4,532	$1,503	$4,918	$7,956	$2,175	$6,790
Paid to financial intermediaries (Unaudited)	4,004	1,312	4,481	6,883	1,956	5,987
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Commission advances (Unaudited)	$303	$105	$3,236	$320	$617	$4,200
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
12b-1 fees retained (Unaudited)	$(1,282)	$1,138	$1,355	$1,140	$1,300	$10,801
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
CDSC retained (Unaudited)	$5	$ —	$15	$ —	$ —	$296
As of the end of the reporting period, the percentage of Fund shares owned by Nuveen as follows:
	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Nuveen owned shares	—%*	—%*

*	Rounds to less than 1%.
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was as follows:
	NWQ International Value	NWQ Multi-Cap Value
Maximum outstanding balance	$620,002	$331,341
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Notes to Financial Statements (continued)
	NWQ International Value	NWQ Multi-Cap Value
Utilization period (days outstanding)	4	4
Average daily balance outstanding	$620,002	$331,341
Average annual interest rate	1.39%	1.39%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Upcoming Sub-Adviser and Fund Name Changes
During August 2021 (subsequent to the close of this reporting period), the Funds’ Board of Trustees approved sub-advisory agreements, effective on December 31, 2021, between Nuveen Fund Advisors, LLC (“NFAL”), the Funds’ investment adviser, and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will replace NWQ Investment Management Company, LLC (“NWQ”) as each Fund’s sub-adviser. NAM and NWQ are both affiliates of NFAL and are subsidiaries of Nuveen, LLC. In connection therewith, the Funds’ Board of Trustees also approved the following name change for each Fund, effective October 29, 2021:
•	Nuveen NWQ Global Equity Income Fund to Nuveen Global Equity Income Fund
•	Nuveen NWQ International Value Fund to Nuveen International Value Fund
•	Nuveen NWQ Multi-Cap Value Fund to Nuveen Multi Cap Value Fund
•	Nuveen NWQ Large-Cap Value Fund to Nuveen Large Cap Value Fund
•	Nuveen NWQ Small/Mid-Cap Value Fund to Nuveen Small/Mid Cap Value Fund
•	Nuveen NWQ Small-Cap Value Fund to Nuveen Small Cap Value Opportunities Fund
The Funds’ portfolio management teams and investment strategies will not be affected by these changes.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen NWQ Global Equity Income Fund and Nuveen NWQ International Value Fund paid qualifying taxes of $286,377 and $454,264, respectively, and earned $3,721,866 and $5,235,598 of foreign source income, respectively, during the fiscal year ended June 30, 2021. Pursuant to Section 853 of the Internal Revenue Code, Nuveen NWQ Global Equity Income Fund and Nuveen NWQ International Value Fund hereby designate $0.05535 and $0.10381 per share as foreign taxes paid, respectively, and $0.71938 and $1.19650 per share as income earned from foreign sources, respectively, for the fiscal year ended June 30, 2021. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2021:
	NWQ Large-Cap Value	NWQ Small-Cap Value
Long-Term Capital Gain Dividends	$2,476,227	$728,115
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	% of DRD	% of QDI
Nuveen NWQ Global Equity Income Fund	49.1%	100.0%
Nuveen NWQ International Value Fund	0.0%	100.0%
Nuveen NWQ Multi-Cap Value Fund	80.5%	89.8%
Nuveen NWQ Large-Cap Value Fund	92.8%	100.0%
Nuveen NWQ Small/Mid-Cap Value Fund	100.0%	100.0%
Nuveen NWQ Small-Cap Value Fund	100.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Growth Index: A free-float adjusted market capitalization weighted index designed to capture large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries (Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S.). The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Value Index (Net): A free-float adjusted market capitalization weighted index designed to measure large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries (Australia,

Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S.). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI EAFE (Europe, Australasia, Far East) Index (Net): A free-float adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings)less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with NWQ Investment Management Company, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser's assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen NWQ Global Equity Income Fund (the “Global Equity Income Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020. The Fund also ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and fourth quartile of its Performance Peer Group Fund for the three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021 and the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021 and ranked in the first quartile of its Performance Peer Group for the one-year period and third quartile for the five-year period ended March 31, 2021. In addition, for periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period ended May 14, 2021. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period, the Fund ranked in the first quartile for the one-year period and third quartile for the five-year period ended May 14, 2021. Based on its review, the Board will continue to monitor the performance of the Fund.
For Nuveen NWQ International Value Fund (the “International Value Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and third quartile of its Performance Peer Group for the five-year

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021 and the third quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period and ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and the third quartile for the five-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Value Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and the fourth quartile of its Performance Peer Group for the five-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and third quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period. In addition, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period, the Fund ranked in the second quartile for the one-year period and third quartile for the five-year period ended May 14, 2021. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance during 2020, the steps taken to address performance concerns and the improved performance of the Fund in the early part of 2021. Based on its review, the Board was satisfied with the Adviser’s explanation and will continue to monitor the performance of the Fund.
For Nuveen NWQ Multi-Cap Value Fund (the “Multi-Cap Value Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for such periods. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021 and ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021. In addition, for the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the three-year period, but the Fund outperformed its benchmark for the one- and five-year periods. The Fund also ranked in the first quartile of its Performance Peer Group for the one-year period, the third quartile for the three-year period and second quartile for the five-year period ended May 14, 2021. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance in 2020, the steps taken to address performance concerns and the improved performance of the Fund in the early part of 2021. Based on its review, the Board was satisfied with the Adviser’s explanation and will continue to monitor the Fund.
For Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Value Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for such periods. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the five-year period. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance in 2020, the steps taken to address performance concerns and the improved performance of the Fund in the early part of 2021. Based on its review, the Board was satisfied with the Adviser’s explanation and will continue to monitor the Fund.
For Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Value Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. In addition, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021 and the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and fourth quartile for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods, the Fund ranked in the second quartile for the one-year period ended May 14, 2021. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance in 2020, the steps taken to address performance concerns and the improved performance of the Fund in the early part of 2021. Based on its review, the Board was satisfied with the Adviser’s explanation and will continue to monitor the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Small-Cap Value Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Global Equity Income Fund, International Value Fund, Large-Cap Value Fund and Small/Mid-Cap Value Fund each had a net management fee and a net expense ratio that were below the respective peer averages; (b) the Multi-Cap Value Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average; and (c) the Small-Cap Value Fund had a net management fee that was in line with the peer average, but a net expense ratio that was higher than the peer average. The Independent Board Members noted that the Small-Cap Value Fund’s net expense ratio was higher than the peer group average due, in part, to a reduction in the Fund’s net assets following a large redemption. The Board further noted that the Adviser agreed to implement a temporary expense cap for the Small-Cap Value Fund that will be in effect through July 31, 2023.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; and foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary expense caps applicable to each of the Funds and the permanent expense caps applicable to the Large-Cap Value Fund, Small/Mid-Cap Value Fund and Small-Cap Value Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board also noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Trustees and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-NWQ-0621D1739036-INV-Y-08/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended June 30, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ International Value Fund	19,785	0	0	0

Total	$19,785	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ International Value Fund	0%	0%	0%	0%

June 30, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ International Value Fund	19,390	0	0	0

Total	$19,390	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ International Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen NWQ International Value Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen NWQ International Value Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: September 2, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 2, 2021